                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08437
                                  ---------------------------------------------

                           Undiscovered Managers Funds
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

           522 Fifth Avenue,  New York,                        NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-348-4782
                                                   ----------------------------

Date of fiscal year end:   August 31, 2004
                        -------------------------------------------------------
Date of reporting period:  September 1, 2003 through August 31, 2004
                         ------------------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[GRAPHIC]

JPMORGAN FUNDS

ANNUAL REPORT AUGUST 31 2004

UNDISCOVERED MANAGERS FUNDS

BEHAVIORAL GROWTH FUND

BEHAVIORAL VALUE FUND

REIT FUND

SMALL CAP GROWTH FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                    1

Fund Commentaries:

Behavioral Growth Fund                                2

Behavioral Value Fund                                 5

REIT Fund                                             8

Small Cap Growth Fund                                11

Portfolios of Investments                            14

Financial Statements                                 26

Notes to Financial Statements                        32

Financial Highlights                                 50

HIGHLIGHTS

- It appears that the U.S. economy has made the transition from one driven by generous governmental fiscal policy to one that is beginning to enjoy what we hope will be a self-sustaining, broad-based expansion.

- Along with providing new jobs, corporations have loosened long tightened purse strings and notably increased their investments in new technology and equipment.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds' prospectus for a discussion of the Funds' investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

UNDISCOVERED MANAGERS FUNDS

PRESIDENT'S LETTER AUGUST 31, 2004

[PHOTO OF GEORGE C. W. GATCH]

"It appears that the U.S. economy has made the transition from one driven by generous governmental fiscal policy to one that is beginning to enjoy what we hope will be a self-sustaining, broad-based expansion."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the Undiscovered Managers Funds for the one-year period ending August 31, 2004. Inside, you'll find in-depth information on the funds, along with an update from the portfolio management team.

MARKET OVERVIEW

It appears that the U.S. economy has made the transition from one driven by generous governmental fiscal policy to one that is beginning to enjoy what we hope will be a self-sustaining, broad-based expansion. Employment, for example, picked up real steam in the spring of this year and, should current trends persist, most, if not all, of the jobs lost since the 2001 recession could be restored by the end of this year.

Along with providing new jobs, corporations have loosened long tightened purse strings and notably increased their investments in new technology and equipment. Along the way, this has given a much-needed boost to the long beleaguered U.S. manufacturing sector. While drifting higher in recent months, inflation remains relatively benign and interest rates, while recently raised to 1.25% by the Federal Reserve, continue to hover near historic lows.

Even so, as managers of risk as well as of reward, we must be ever vigilant, recognizing headwinds before they appear and balancing the twin goals of capital appreciation and capital preservation. We are well positioned to do so owing the success to the literally hundreds of real estate, equity and capital markets analysts who support our investment capabilities worldwide. These valued individuals provide us with the unique insights and the deep experience required to manage investments effectively and efficiently during these volatile times.

IMPORTANT MERGER NEWS

As you may know, J.P. Morgan Chase & Co. and Bank One Corp. merged in July 2004, as approved by both firms' shareholders. The combined company is called JPMorgan Chase & Co. The merger is compelling both strategically and financially. The new combined organization has top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we have an extraordinarily talented team that shares common values and a strong client orientation. In the coming months, you will receive proxy information regarding proposed changes to the JPMorgan Funds.

For all of us here at JPMorgan Investment Management, thank you for the trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,


/s/ George C. W. Gatch

George C. W. Gatch
President
JPMorgan Funds

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

AS OF AUGUST 31, 2004                                                (Unaudited)

FUND FACTS

Fund Inception                                 12/31/97

Fiscal Year End                               AUGUST 31

Net Assets as of 8/31/2004
(In Millions)                              $      126.7

Primary Benchmark                          RUSSELL 2500
                                           GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: Undiscovered Managers Behavioral Growth Fund, which seeks growth of capital, returned -6.4% (Institutional Shares) during the one-year period ended August 31, 2004. This compares to an increase of 4.6% for the Russell 2500 Growth Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Most of the Fund's underperformance versus its benchmark resulted from sector exposure rather than from stock selection. The strongest detractors to relative and absolute performance were underweightings in the Financials, Industrials, and Materials sectors; and, overweighting in the Consumer Discretionary sector. Stock selection in the Information Technology sector had a positive impact on Fund's performance.

Q: HOW WAS THE FUND MANAGED?

A: When looking for securities, we seek out stocks that we believe are mispriced based on behavioral biases rather than the more typical mispricings (PE, PB, or growth rates) used by other investment managers. This results in a portfolio that is different from the one of the typical small/mid growth manager, producing, on average, a low correlation to the benchmark. In the past year we bought a number of new companies whenever we believed mispricing was occurring due to behavioral biases. The coming quarters will determine whether these stocks will outperform but the important distinction is that there are always companies exceeding the market's expectations. Over a full market cycle, we expect the Fund's performance will be driven by security selection, as the impact on performance from the consistent sector tilts will likely neutralize over time.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                             47.4%
Consumer Goods & Services              24.1%
Pharmaceuticals                         9.6%
Telecommunications                      8.7%
Health Services & Systems               3.5%
Energy                                  2.5%
Short-Term Investments                  2.3%
Finance and Insurance                   1.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Coach, Inc.                     3.7%

 2. Infospace, Inc.                 3.4%

 3. Autodesk, Inc.                  3.3%

 4. PalmOne, Inc.                   3.0%

 5. Gen-Probe, Inc.                 3.0%

 6. Activision, Inc.                2.8%

 7. Tellabs, Inc.                   2.5%

 8. Lone Star Technologies, Inc.    2.5%

 9. Getty Images, Inc.              2.4%

10. Jack in the Box, Inc.           2.4%

Top 10 equity holdings comprised 29.0% ($35,328 in thousands) of the Portfolio's market value of investments. As of August 31, 2004, the Fund held 52 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2004

                                                                                                   SINCE
                                                                                               INCEPTION
                                              1 YEAR            3 YEAR           5 YEAR       (12/31/97)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
       Without Sales Charge                   (6.62%)            6.01%           (3.25%)            3.39%
          With Sales Charge*                 (11.97%)            3.95%           (4.39%)            2.39%
---------------------------------------------------------------------------------------------------------
CLASS B SHARES
      Without Sales Charge                    (6.73%)            5.97%           (3.28%)            3.37%
         With Sales Charge**                 (11.40%)            5.07%           (3.65%)            3.37%
---------------------------------------------------------------------------------------------------------
CLASS C SHARES
     Without Sales Charge                     (6.73%)            5.97%           (3.28%)            3.37%
        With Sales Charge***                  (7.67%)            5.97%           (3.28%)            3.37%
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                          (6.36%)            6.28%           (2.98%)            5.95%
---------------------------------------------------------------------------------------------------------
INVESTOR SHARES                               (6.62%)            6.01%           (3.25%)            3.39%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSD for the five year period and 0% for the ten year period.
*** Assumes 1% CDSC for the one year period and 0% thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (12/31/97 TO 08/31/04)

           UM RUSSELL BEHAVIORAL GROWTH FUND      RUSSELL 2500 GROWTH INDEX
12/31/97                         $ 3,000,000                    $ 3,000,000
1/31/98                          $ 3,096,000                    $ 2,960,700
2/28/98                          $ 3,371,854                    $ 3,214,728
3/31/98                          $ 3,626,091                    $ 3,333,994
4/30/98                          $ 3,698,251                    $ 3,364,334
5/31/98                          $ 3,414,965                    $ 3,148,344
6/30/98                          $ 3,571,028                    $ 3,171,327
7/31/98                          $ 3,460,684                    $ 2,935,063
8/31/98                          $ 2,846,412                    $ 2,268,216
9/30/98                          $ 3,052,777                    $ 2,467,139
10/31/98                         $ 3,244,797                    $ 2,633,671
11/30/98                         $ 3,595,235                    $ 2,820,925
12/31/98                         $ 4,111,151                    $ 3,092,580
1/31/99                          $ 4,243,119                    $ 3,181,956
2/28/99                          $ 3,842,144                    $ 2,923,899
3/31/99                          $ 4,084,584                    $ 3,060,153
4/30/99                          $ 4,211,614                    $ 3,304,353
5/31/99                          $ 4,235,620                    $ 3,338,388
6/30/99                          $ 4,881,129                    $ 3,574,412
7/31/99                          $ 4,897,725                    $ 3,501,494
8/31/99                          $ 5,130,367                    $ 3,425,861
9/30/99                          $ 5,007,751                    $ 3,450,528
10/31/99                         $ 5,262,145                    $ 3,618,568
11/30/99                         $ 5,967,798                    $ 4,045,921
12/31/99                         $ 6,809,855                    $ 4,808,982
1/31/2000                        $ 6,907,917                    $ 4,782,052
2/29/2000                        $ 8,138,907                    $ 6,008,648
3/31/2000                        $ 7,884,160                    $ 5,536,969
4/30/2000                        $ 7,488,375                    $ 4,997,668
5/31/2000                        $ 6,737,291                    $ 4,552,876
6/30/2000                        $ 7,212,270                    $ 5,154,766
7/31/2000                        $ 6,825,692                    $ 4,732,075
8/31/2000                        $ 7,293,252                    $ 5,347,718
9/30/2000                        $ 6,513,603                    $ 5,001,721
10/31/2000                       $ 5,820,556                    $ 4,692,614
11/30/2000                       $ 4,851,433                    $ 3,798,671
12/31/2000                       $ 4,986,303                    $ 4,034,189
1/31/2001                        $ 5,143,870                    $ 4,295,604
2/28/2001                        $ 4,189,168                    $ 3,632,793
3/31/2001                        $ 3,638,292                    $ 3,231,006
4/30/2001                        $ 4,156,385                    $ 3,723,411
5/31/2001                        $ 4,252,813                    $ 3,831,390
6/30/2001                        $ 4,285,985                    $ 3,917,979
7/31/2001                        $ 3,917,819                    $ 3,629,224
8/31/2001                        $ 3,674,131                    $ 3,387,881
9/30/2001                        $ 3,026,749                    $ 2,857,339
10/31/2001                       $ 3,303,394                    $ 3,139,072
11/30/2001                       $ 3,585,173                    $ 3,410,288
12/31/2001                       $ 3,869,478                    $ 3,597,513
1/31/2002                        $ 3,915,138                    $ 3,443,899
2/28/2002                        $ 3,704,503                    $ 3,231,066
3/31/2002                        $ 3,927,885                    $ 3,491,167
4/30/2002                        $ 3,981,304                    $ 3,375,260
5/31/2002                        $ 3,778,257                    $ 3,205,147
6/30/2002                        $ 3,524,358                    $ 2,910,594
7/31/2002                        $ 3,085,223                    $ 2,549,098
8/31/2002                        $ 3,100,341                    $ 2,548,589
9/30/2002                        $ 3,026,553                    $ 2,355,660
10/31/2002                       $ 3,262,624                    $ 2,491,111
11/30/2002                       $ 3,404,874                    $ 2,722,784
12/31/2002                       $ 3,194,113                    $ 2,550,704
1/31/2003                        $ 3,199,223                    $ 2,495,099
2/28/2003                        $ 3,112,844                    $ 2,436,963
3/31/2003                        $ 3,237,358                    $ 2,469,131
4/30/2003                        $ 3,549,763                    $ 2,684,439
5/31/2003                        $ 3,978,929                    $ 2,968,990
6/30/2003                        $ 4,095,910                    $ 3,030,151
7/31/2003                        $ 4,415,801                    $ 3,231,959
8/31/2003                        $ 4,710,334                    $ 3,405,192
9/30/2003                        $ 4,641,564                    $ 3,331,980
10/31/2003                       $ 5,037,489                    $ 3,605,869
11/30/2003                       $ 5,202,719                    $ 3,727,748
12/31/2003                       $ 5,029,988                    $ 3,731,848
1/31/2004                        $ 5,306,638                    $ 3,887,466
2/29/2004                        $ 5,184,585                    $ 3,923,620
3/31/2004                        $ 5,189,770                    $ 3,937,352
4/30/2004                        $ 4,745,525                    $ 3,770,409
5/31/2004                        $ 4,981,852                    $ 3,848,833
6/30/2004                        $ 5,195,076                    $ 3,942,745
7/31/2004                        $ 4,662,061                    $ 3,634,028
8/31/2004                        $ 4,411,415                    $ 3,560,984

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 12/31/97.

Returns for the A, B and C Shares include performance of a predecessor account for the period dating back to 12/31/97, the Fund's commencement of operations. Returns prior to 6/4/04 for the A, B and C Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If it had been registered, the performance may have been adversely affected.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the Undiscovered Managers Behavioral Growth Fund and the Russell 2500 Growth Index from December 31, 1997 to August 31, 2004.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2500 Growth Index is an unmanaged, capitalization weighted price only index, which is comprised of 2500 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

AS OF AUGUST 31, 2004                                                (Unaudited)

FUND FACTS

Fund Inception                                 12/28/98

Fiscal Year End                               AUGUST 31

Net Assets as of 8/31/2004
(In Millions)                              $       63.7

Primary Benchmark                          RUSSELL 2000
                                            VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: Undiscovered Managers Behavioral Value Fund, which seeks capital appreciation, returned 17.4% (Institutional Shares) during the one-year period ended August 31, 2004. This compares to an increase of 19.5% for the Russell 2000 Value Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Most of the Fund's underperformance versus its benchmark resulted from sector exposure rather than stock selection. The strongest detractors to relative and absolute performance were overweightings in the Information Technology and Materials sectors; and, underweighting in the Financials sector. Stock selection in the Health Care, Industrials and Telecommunications sectors had a positive impact on Fund's performance.

Q: HOW WAS THE FUND MANAGED?

A: In this strategy, we look for companies that have underperformed for an extended period but are showing credible indications that operations are turning around. The resulting Portfolio tends to be overweight in Health Care and Information Technology and underweight in Financials and Utilities, as was the case in the one year period leading to August. In the past year, we also bought a number of new companies whenever we believed mispricing was occurring due to behavioral biases. The coming quarters will determine whether these stocks will outperform. Over a full market cycle, we expect the Fund's performance will be driven by security selection, as the impact on performance from the consistent sector tilts will likely neutralize over time.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services             18.3%
Technology                            18.3%
Industrial Products & Services        16.6%
Finance & Insurance                   12.3%
Short-Term Investments                 7.3%
Energy                                 6.2%
Pharmaceuticals                        6.1%
Health Services & Systems              5.4%
REITs                                  4.4%
Telecommunications                     4.2%
Utilities                              0.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. General Cable Corp.                2.4%

 2. Titan International, Inc.          2.0%

 3. Inland Real Estate Corp.           2.0%

 4. Tesoro Petroleum Corp.             1.9%

 5. Swift Transportation Co., Inc.     1.8%

 6. Ventana Medical Systems, Inc.      1.7%

 7. Ohio Casualty Corp.                1.5%

 8. Pep Boys-Manny, Moe & Jack         1.5%

 9. NetIQ Corp.                        1.5%

10. Longview Fibre Co.                 1.5%

Top 10 equity holdings comprised 17.8% ($11,320 in thousands) of the Portfolio's market value of investments. As of August 31, 2004, the Fund held 109 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2004

                                                                                                   SINCE
                                                                                               INCEPTION
                                              1 YEAR            3 YEAR           5 YEAR       (12/28/98)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
         Without Sales Charge                 17.33%            11.67%           15.18%            17.10%
            With Sales Charge*                10.59%             9.50%           13.82%            15.89%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
         Without Sales Charge                 17.24%            11.64%           15.16%            17.09%
            With Sales Charge**               12.24%            10.83%           14.93%            17.00%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
         Without Sales Charge                 17.24%            11.64%           15.16%            17.09%
            With Sales Charge***              16.24%            11.64%           15.16%            17.09%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                          17.38%            11.69%           15.19%            17.11%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSD for the five year period and 0% for the ten year period.
*** Assumes 1% CDSC for the one year period and 0% thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (12/28/98 TO 08/31/04)

             UM BEHAVIORAL VALUE FUND        RUSSELL 2000 VALUE INDEX
12/28/98                  $ 3,000,000                     $ 3,000,000
12/31/98                  $ 3,160,800                     $ 3,000,000
1/31/99                   $ 3,059,970                     $ 2,931,900
2/28/99                   $ 2,932,676                     $ 2,731,651
3/31/99                   $ 2,884,580                     $ 2,708,979
4/30/99                   $ 3,225,249                     $ 2,956,308
5/31/99                   $ 3,590,024                     $ 3,047,067
6/30/99                   $ 3,810,811                     $ 3,157,371
7/31/99                   $ 3,786,803                     $ 3,082,541
8/31/99                   $ 3,625,864                     $ 2,969,720
9/30/99                   $ 3,568,212                     $ 2,910,326
10/31/99                  $ 3,776,953                     $ 2,852,119
11/30/99                  $ 3,942,383                     $ 2,866,950
12/31/99                  $ 4,206,523                     $ 2,954,966
1/31/2000                 $ 3,996,197                     $ 2,877,545
2/29/2000                 $ 4,269,137                     $ 3,053,363
3/31/2000                 $ 4,439,476                     $ 3,067,714
4/30/2000                 $ 4,416,834                     $ 3,085,814
5/31/2000                 $ 4,469,395                     $ 3,038,601
6/30/2000                 $ 4,561,911                     $ 3,127,328
7/31/2000                 $ 4,571,947                     $ 3,231,468
8/31/2000                 $ 4,930,388                     $ 3,375,915
9/30/2000                 $ 5,028,010                     $ 3,356,672
10/31/2000                $ 4,770,073                     $ 3,344,588
11/30/2000                $ 4,361,755                     $ 3,276,358
12/31/2000                $ 4,700,663                     $ 3,628,239
1/31/2001                 $ 4,928,645                     $ 3,728,379
2/28/2001                 $ 5,018,839                     $ 3,723,159
3/31/2001                 $ 4,841,172                     $ 3,663,588
4/30/2001                 $ 5,071,612                     $ 3,833,212
5/31/2001                 $ 5,422,568                     $ 3,931,726
6/30/2001                 $ 5,492,519                     $ 4,089,781
7/31/2001                 $ 5,372,233                     $ 3,998,170
8/31/2001                 $ 5,277,144                     $ 3,984,177
9/30/2001                 $ 4,613,279                     $ 3,544,324
10/31/2001                $ 4,653,415                     $ 3,636,830
11/30/2001                $ 4,904,234                     $ 3,898,319
12/31/2001                $ 5,306,381                     $ 4,136,896
1/31/2002                 $ 5,301,075                     $ 4,191,916
2/28/2002                 $ 5,179,150                     $ 4,217,487
3/31/2002                 $ 5,702,244                     $ 4,533,377
4/30/2002                 $ 5,768,390                     $ 4,692,952
5/31/2002                 $ 5,567,650                     $ 4,537,615
6/30/2002                 $ 5,298,176                     $ 4,437,334
7/31/2002                 $ 4,424,507                     $ 3,777,946
8/31/2002                 $ 4,424,507                     $ 3,761,323
9/30/2002                 $ 4,053,733                     $ 3,492,764
10/31/2002                $ 4,132,376                     $ 3,545,156
11/30/2002                $ 4,817,937                     $ 3,828,059
12/31/2002                $ 4,452,737                     $ 3,664,601
1/31/2003                 $ 4,348,543                     $ 3,561,260
2/28/2003                 $ 4,101,111                     $ 3,441,601
3/31/2003                 $ 4,101,111                     $ 3,478,426
4/30/2003                 $ 4,628,514                     $ 3,808,877
5/31/2003                 $ 5,359,356                     $ 4,197,763
6/30/2003                 $ 5,584,449                     $ 4,268,705
7/31/2003                 $ 6,018,361                     $ 4,481,714
8/31/2003                 $ 6,262,706                     $ 4,652,019
9/30/2003                 $ 6,100,502                     $ 4,598,521
10/31/2003                $ 6,652,598                     $ 4,973,300
11/30/2003                $ 6,883,443                     $ 5,164,275
12/31/2003                $ 7,229,680                     $ 5,351,222
1/31/2004                 $ 7,732,143                     $ 5,536,374
2/29/2004                 $ 7,944,003                     $ 5,643,779
3/31/2004                 $ 7,847,881                     $ 5,721,664
4/30/2004                 $ 7,467,259                     $ 5,425,854
5/31/2004                 $ 7,698,744                     $ 5,491,506
6/30/2004                 $ 8,062,894                     $ 5,770,475
7/31/2004                 $ 7,439,633                     $ 5,505,033
8/31/2004                 $ 7,353,485                     $ 5,558,982

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 12/28/98.

Returns for the A, B and C Shares include performance of a predecessor account for the period dating back to 12/31/97, the Fund's commencement of operations. Returns prior to 6/4/04 for the A, B and C Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If it had been registered, the performance may have been adversely affected.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the Undiscovered Managers Behavioral Value Fund and the Russell 2000 Value Index from December 28, 1998 to August 31, 2004. The performance of the fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

UNDISCOVERED MANAGERS REIT FUND

AS OF AUGUST 31, 2004                                                (Unaudited)

FUND FACTS

Fund Inception                                   1/1/98

Fiscal Year End                               AUGUST 31

Net Assets as of 8/31/2004
(In Millions)                            $        176.2

Primary Benchmark                        MORGAN STANLEY
                                             REIT INDEX

Q: HOW DID THE FUND PERFORM?

A: Undiscovered Managers REIT Fund, which seeks high total investment return through a combination of capital appreciation and current income, returned 33.2% (Institutional Shares) during the one-year period ending August 31, 2004. This compares with a return of 20.3% from the Fund's benchmark, the Morgan Stanley REIT Index.

Q: WHY DID THE PORTFOLIO OUTPERFORM ITS BENCHMARK?

A: The Fund's outperformance was the result of positive stock selection in all major sectors. Stock selection was the strongest in the office/industrial sector. An overweight position in Cousins Property, an office development REIT, for example, contributed strongly to performance, as investors applauded solid second quarter earnings results (investors now anticipate another special dividend from the company). In the retail sector, an investment in Chelsea Property Group, an owner of outlet centers, jumped 12% in june following its announcement of a merger agreement with Simon Property Group. We sold the Fund's long-standing position in Chelsea following this agreement. Profits realized from this sale led, in large part, to the large capital gain distribution from the Fund this year. Elsewhere, in the apartment sub-sector, an underweight position in Apartment Investment & Management contributed positively to results after the company dramatically reduced earnings guidance for 2004.

   We were not always on the right side of takeover activity. An overweight position in General Growth Properties and an underweight position in The Rouse Co., for example, detracted meaningfully from performance in August. In addition, an overweight position in Gables Residential Trust, an apartment REIT, negatively affected results when the company reported disappointing occupancy rates.

Q: HOW IS THE PORTFOLIO MANAGED?

A: The Fund's objective is to achieve consistent, well-diversified, long-term returns (appreciation and income) that exceed the total return of its benchmark. The Fund seeks to achieve this objective by investing primarily in equity REITs. Thus far, in 2004, U.S. stocks have struggled, returning only 0.4% from January through the end of the Fund's fiscal year on August 31. Higher oil prices, increasing pessimism about the war in Iraq, worries about inflation, higher short-term rates and slowing earnings growth worked to subdue overall equity returns.

   REITs, by contrast, fared well, advancing 14.2%. Earnings growth from commercial real estate companies accelerated, and REIT dividend yields averaged 5%, resulting in attractive returns relative to alternative investments. REITs retreated briefly in the second quarter when interest rates jumped to almost 5%, but recovered when softer economic news caused rates to retreat to the 4% level.

   Within the REIT market, the retail sector (up 19.4% year-to-date) led the index, while the "other" sector -- which includes healthcare, lodging, and triple net REITs -- lagged, although still up a very respectable
   9.0%.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Office                                17.7%
Strip Centers                         15.1%
Apartments                            13.6%
Regional Malls                        13.5%
Industrial                            12.4%
Office/Industrial                      8.9%
Other                                  6.3%
Hotels                                 5.5%
Manufactured Homes                     4.6%
Short-Term Investments                 1.4%
Self Storage                           0.7%
Telecommunications                     0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Simon Property Group, Inc.         5.5%

 2. General Growth Properties, Inc.    5.5%

 3. Kimco Realty Corp.                 5.5%

 4. ProLogis                           5.4%

 5. Host Marriott Corp.                4.7%

 6. AvalonBay Communities, Inc.        4.2%

 7. Mack-Cali Realty Corp.             3.8%

 8. Public Storage, Inc.               3.7%

 9. Capital Automotive REIT            3.6%

10. CenterPoint Properties Corp.       3.6%

Top 10 equity holdings comprised 45.5% ($78,880 in thousands) of the Portfolio's market value of investments. As of August 31, 2004, the Fund held 48 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2004

                                                                                                   SINCE
                                                                                               INCEPTION
                                              1 YEAR            3 YEAR           5 YEAR         (1/1/98)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
       Without Sales Charge                   33.09%            18.75%           18.65%            12.23%
          With Sales Charge*                  25.46%            16.44%           17.26%            11.24%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
       Without Sales Charge                   32.90%            18.69%           18.61%            12.21%
          With Sales Charge**                 27.90%            17.98%           18.41%            12.21%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
       Without Sales Charge                   32.90%            18.69%           18.61%            12.21%
          With Sales Charge***                31.90%            18.69%           18.61%            12.21%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                          33.22%            18.78%           18.67%            12.25%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, a 2% CDSD for the five year period and 0% for the ten year period.
*** Assumes 1% CDSC for the one year period and 0% thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (01/03/97 TO 08/31/04)

                 UM REIT FUND    MORGAN STANLEY REIT INDEX
1/1/98            $ 3,000,000                  $ 3,000,000
1/31/98           $ 2,920,800                  $ 3,000,000
2/28/98           $ 2,911,161                  $ 2,951,700
3/31/98           $ 2,978,409                  $ 3,021,655
4/30/98           $ 2,915,863                  $ 2,914,689
5/31/98           $ 2,903,908                  $ 2,889,331
6/30/98           $ 2,884,742                  $ 2,889,042
7/31/98           $ 2,748,005                  $ 2,686,231
8/31/98           $ 2,553,721                  $ 2,433,188
9/30/98           $ 2,685,748                  $ 2,583,803
10/31/98          $ 2,628,273                  $ 2,534,969
11/30/98          $ 2,652,191                  $ 2,574,768
12/31/98          $ 2,707,356                  $ 2,528,937
1/31/99           $ 2,601,499                  $ 2,460,908
2/28/99           $ 2,542,445                  $ 2,420,550
3/31/99           $ 2,532,529                  $ 2,407,237
4/30/99           $ 2,803,256                  $ 2,640,016
5/31/99           $ 2,869,694                  $ 2,695,985
6/30/99           $ 2,842,719                  $ 2,645,839
7/31/99           $ 2,763,975                  $ 2,562,495
8/31/99           $ 2,754,025                  $ 2,537,895
9/30/99           $ 2,650,749                  $ 2,431,811
10/31/99          $ 2,579,444                  $ 2,376,366
11/30/99          $ 2,554,939                  $ 2,341,196
12/31/99          $ 2,696,994                  $ 2,414,007
1/31/2000         $ 2,696,994                  $ 2,428,974
2/29/2000         $ 2,655,460                  $ 2,390,353
3/31/2000         $ 2,784,781                  $ 2,478,079
4/30/2000         $ 2,960,779                  $ 2,644,606
5/31/2000         $ 2,989,203                  $ 2,668,937
6/30/2000         $ 3,084,857                  $ 2,735,126
7/31/2000         $ 3,312,519                  $ 2,983,202
8/31/2000         $ 3,227,056                  $ 2,860,891
9/30/2000         $ 3,395,186                  $ 2,949,006
10/31/2000        $ 3,232,217                  $ 2,808,928
11/30/2000        $ 3,322,719                  $ 2,858,085
12/31/2000        $ 3,547,003                  $ 3,061,295
1/31/2001         $ 3,506,922                  $ 3,074,458
2/28/2001         $ 3,464,137                  $ 3,021,577
3/31/2001         $ 3,469,333                  $ 3,046,354
4/30/2001         $ 3,538,720                  $ 3,117,030
5/31/2001         $ 3,584,016                  $ 3,186,851
6/30/2001         $ 3,794,756                  $ 3,379,018
7/31/2001         $ 3,725,312                  $ 3,306,032
8/31/2001         $ 3,866,501                  $ 3,428,355
9/30/2001         $ 3,735,813                  $ 3,291,221
10/31/2001        $ 3,621,124                  $ 3,180,965
11/30/2001        $ 3,815,940                  $ 3,366,415
12/31/2001        $ 3,902,562                  $ 3,453,942
1/31/2002         $ 3,899,830                  $ 3,445,998
2/28/2002         $ 3,960,278                  $ 3,514,228
3/31/2002         $ 4,183,637                  $ 3,740,545
4/30/2002         $ 4,230,494                  $ 3,764,484
5/31/2002         $ 4,293,952                  $ 3,812,293
6/30/2002         $ 4,429,211                  $ 3,921,706
7/31/2002         $ 4,230,782                  $ 3,701,698
8/31/2002         $ 4,225,282                  $ 3,707,991
9/30/2002         $ 4,095,566                  $ 3,573,391
10/31/2002        $ 3,899,798                  $ 3,394,007
11/30/2002        $ 4,037,461                  $ 3,550,471
12/31/2002        $ 4,078,239                  $ 3,579,939
1/31/2003         $ 3,956,708                  $ 3,481,491
2/28/2003         $ 4,037,820                  $ 3,543,810
3/31/2003         $ 4,100,810                  $ 3,618,230
4/30/2003         $ 4,264,843                  $ 3,770,919
5/31/2003         $ 4,472,967                  $ 3,983,976
6/30/2003         $ 4,586,581                  $ 4,076,404
7/31/2003         $ 4,814,534                  $ 4,292,861
8/31/2003         $ 4,864,605                  $ 4,319,048
9/30/2003         $ 5,053,351                  $ 4,471,510
10/31/2003        $ 5,122,077                  $ 4,547,079
11/30/2003        $ 5,406,352                  $ 4,746,695
12/31/2003        $ 5,567,462                  $ 4,895,742
1/31/2004         $ 5,841,937                  $ 5,110,175
2/29/2004         $ 5,950,597                  $ 5,195,515
3/31/2004         $ 6,316,559                  $ 5,485,425
4/30/2004         $ 5,405,711                  $ 4,672,485
5/31/2004         $ 5,740,865                  $ 5,007,969
6/30/2004         $ 5,992,315                  $ 5,149,695
7/31/2004         $ 6,062,425                  $ 5,176,988
8/31/2004         $ 6,481,017                  $ 5,592,700

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 1/1/98.

Returns for the A, B and C Shares include performance of a predecessor account for the period dating back to 12/31/97, the Fund's commencement of operations. Returns prior to 6/4/04 for the A, B and C Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If it had been registered, the performance may have been adversely affected.

The graph illustrates comparative performance for $3,000,000 invested in the Undiscovered Managers REIT Fund and the Morgan Stanley REIT Index from January 1, 1998 to August 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Morgan Stanley REIT Index is a capitalization weighted benchmark index of the most actively trade Real Estate Investment Trusts (REITs), designed to measure real estate equity performance. Investors cannot invest directly in an Index.

Select Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

UM SMALL CAP GROWTH FUND

AS OF AUGUST 31, 2004                                                (Unaudited)

FUND FACTS

Fund Inception                                  10/2/00

Fiscal Year End                               AUGUST 31

Net Assets as of 8/31/2004
(In Millions)                              $      179.3

Primary Benchmark                          RUSSELL 2000
                                           GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: The UM Small Cap Growth Fund, which seeks long-term capital appreciation, returned -6.4% (Institutional Shares). This compares to a 3.4% return from the Fund's benchmark, the Russell 2000 Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Despite the strong fundamental performance of the Fund, the stock market has been slow to respond. We expect the latter part of 2004 and early 2005 to be a more rewarding period for small-cap growth investors in general and for the Fund in particular. Our healthcare and consumer discretionary holdings detracted the most from performance for the period. The securities that detracted most in these sectors were Genta, Inc. and DoubleClick, Inc. While both sectors underperformed the benchmark for the year ending August 31, 2004, we look for these sectors to rebound and add alpha to our portfolio in the coming year. Our financial services and technology holdings contributed the most to performance over the period, while our healthcare and consumer discretionary holdings detracted the most. Our holdings in general posted strong earnings and revenue numbers. This was most notable in the second quarter, when we experienced a record high number of positive earnings surprises. Over 85.0% of our Fund was invested in companies that beat earnings estimates.

Q: HOW WAS THE FUND MANAGED?

A: Our Price Performance Model process requires that we continually challenge our assumptions about specific companies and industries. To that end, our nine sector specialists have attended over 90 industry events so far in 2004, and are expected to attend over 160 events in 2004 alone, up from 145 events in 2003 and 90 in 2002. It is through gathering information at these events -- from the employees, vendors, partners and competitors of our portfolio companies -- that we seek to continually improve the long-term performance of our Funds.

   It should come as little surprise that market valuations are again lagging the fundamental performance of so many small and mid-cap growth companies. The disparity between the success of these companies and their market valuations has set the stage for another above-average opportunity for our portfolio in the coming months.

   As always, we are focusing our energies on understanding the fundamental performance and prospects for growth of the top domestic small-cap growth companies. There are no short cuts to the real work of fundamental research and, while distractions will come and go, we remain fully engaged in our investment process and discipline. Despite the short-term unpredictability in the stock market, we expect our efforts to be rewarded over time.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                            44.5%
Consumer Goods & Services             16.0%
Finance & Insurance                   14.6%
Pharmaceuticals                       13.0%
Industrial Products & Services         4.6%
Health Services & Systems              2.4%
Short-Term Investments                 2.3%
Energy                                 2.0%
REITs                                  0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. E*TRADE Group, Inc.                4.0%

 2. Polycom, Inc.                      3.9%

 3. Pixelworks, Inc.                   3.0%

 4. Lattice Semiconductor Corp.        2.6%

 5. Commercial Capital Bancorp, Inc.   2.4%

 6. FEI Co.                            2.2%

 7. Genesis Microchip, Inc.            1.9%

 8. Quiksilver, Inc.                   1.8%

 9. Brooks Automation, Inc.            1.7%

10. Hot Topic, Inc.                    1.7%

Top 10 equity holdings comprised 25.2% ($44,993 in thousands) of the Portfolio's market value of investments. As of August 31, 2004 the Fund held 118 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2004

                                                                                 SINCE
                                                                             INCEPTION
                                              1 YEAR            3 YEAR       (10/2/00)
--------------------------------------------------------------------------------------
CLASS A SHARES
       Without Sales Charge                   (6.53%)            0.68%           (8.60%)
          With Sales Charge*                 (11.89%)           (1.31%)          (9.97%)
--------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                          (6.42%)            0.72%           (8.57%)

  * Sales Charge for Class A Shares is 5.75%.

[CHART]

LIFE OF FUND PERFORMANCE (01/03/97 TO 08/31/04)

                UM SMALL CAP GROWTH FUND        RUSSELL 2000 GROWTH INDEX
10/2/2000                    $ 3,000,000                      $ 3,000,000
10/31/2000                   $ 2,577,600                      $ 3,000,000
11/30/2000                   $ 2,248,698                      $ 2,455,200
12/31/2000                   $ 2,291,873                      $ 2,605,458
1/31/2001                    $ 2,611,131                      $ 2,816,240
2/28/2001                    $ 2,183,950                      $ 2,430,133
3/31/2001                    $ 1,900,692                      $ 2,209,234
4/30/2001                    $ 2,229,511                      $ 2,479,644
5/31/2001                    $ 2,402,299                      $ 2,537,172
6/30/2001                    $ 2,594,242                      $ 2,606,437
7/31/2001                    $ 2,315,880                      $ 2,384,108
8/31/2001                    $ 2,066,228                      $ 2,235,101
9/30/2001                    $ 1,699,059                      $ 1,874,356
10/31/2001                   $ 1,915,010                      $ 2,054,669
11/30/2001                   $ 2,214,900                      $ 2,226,234
12/31/2001                   $ 2,400,288                      $ 2,364,928
1/31/2002                    $ 2,253,390                      $ 2,280,737
2/28/2002                    $ 1,978,927                      $ 2,133,173
3/31/2002                    $ 2,202,744                      $ 2,318,546
4/30/2002                    $ 1,966,830                      $ 2,268,465
5/31/2002                    $ 1,853,737                      $ 2,135,760
6/30/2002                    $ 1,706,921                      $ 1,954,648
7/31/2002                    $ 1,398,822                      $ 1,654,218
8/31/2002                    $ 1,456,593                      $ 1,653,391
9/30/2002                    $ 1,348,223                      $ 1,534,016
10/31/2002                   $ 1,475,765                      $ 1,611,637
11/30/2002                   $ 1,771,951                      $ 1,771,351
12/31/2002                   $ 1,473,377                      $ 1,649,128
1/31/2003                    $ 1,442,141                      $ 1,604,271
2/28/2003                    $ 1,391,522                      $ 1,561,437
3/31/2003                    $ 1,427,702                      $ 1,585,015
4/30/2003                    $ 1,642,000                      $ 1,734,957
5/31/2003                    $ 1,938,217                      $ 1,930,487
6/30/2003                    $ 1,931,045                      $ 1,967,745
7/31/2003                    $ 2,104,453                      $ 2,116,507
8/31/2003                    $ 2,256,184                      $ 2,230,163
9/30/2003                    $ 2,198,426                      $ 2,173,740
10/31/2003                   $ 2,451,245                      $ 2,361,551
11/30/2003                   $ 2,501,740                      $ 2,438,538
12/31/2003                   $ 2,542,269                      $ 2,449,511
1/31/2004                    $ 2,773,615                      $ 2,578,111
2/29/2004                    $ 2,715,092                      $ 2,574,244
3/31/2004                    $ 2,715,092                      $ 2,586,343
4/30/2004                    $ 2,471,548                      $ 2,456,508
5/31/2004                    $ 2,493,545                      $ 2,505,393
6/30/2004                    $ 2,505,763                      $ 2,588,822
7/31/2004                    $ 2,128,395                      $ 2,356,346
8/31/2004                    $ 2,111,149                      $ 2,305,685

SOURCE: LIPPER, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 10/2/00.

Returns for the A, B and C Shares include performance of a predecessor account for the period dating back to 12/31/97, the Fund's commencement of operations. Returns prior to 6/4/04 for the A, B and C Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If it had been registered, the performance may have been adversely affected.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the UM Small Cap Growth Fund and the Russell 2000 Growth Index from October 2, 2000 to August 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

PORTFOLIO OF INVESTMENTS                                   AS OF AUGUST 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.7%

             COMMON STOCKS -- 97.7%

             ADVERTISING -- 2.4%
        53   Getty Images, Inc.*                                      $      2,922

             APPAREL -- 5.7%
       108   Coach, Inc.*                                                    4,548
       153   Guess?, Inc.*                                                   2,320
             ---------------------------------------------------------------------
                                                                             6,868
             ---------------------------------------------------------------------

             BUSINESS SERVICES -- 4.9%
        86   Copart, Inc.*                                                   1,859
        73   Resources Connection, Inc.*                                     2,399
        70   Robert Half International, Inc.                                 1,715
             ---------------------------------------------------------------------
                                                                             5,973
             ---------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.5%
       360   Brocade Communications Systems, Inc.*                           1,776

             COMPUTER SOFTWARE -- 10.6%
       234   Activision, Inc.*                                               3,373
        91   Autodesk, Inc.                                                  4,028
        62   Hyperion Solutions Corp.*                                       2,263
        83   Macromedia, Inc.*                                               1,605
       265   TIBCO Software, Inc.*                                           1,672
             ---------------------------------------------------------------------
                                                                            12,941
             ---------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 5.3%
        81   Apple Computer, Inc.*                                           2,787
       114   PalmOne, Inc.*                                                  3,706
             ---------------------------------------------------------------------
                                                                             6,493
             ---------------------------------------------------------------------

             CONSUMER PRODUCTS -- 2.2%
        39   Black & Decker Corp.                                            2,716

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 9.5%
        74   Electro Scientific Industries, Inc.*                            1,550
        32   FLIR Systems, Inc.*                                             1,844
       126   Paxar Corp.*                                                    2,552
        68   Photon Dynamics, Inc.*                                          1,530
        85   SanDisk Corp.*                                                  1,985
        85   Thomas & Betts Corp.                                            2,093
             ---------------------------------------------------------------------
                                                                            11,554
             ---------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 1.8%
        91   Macrovision Corp.*                                       $      2,155

             HEALTH CARE/HEALTH CARE SERVICES -- 3.5%
        42   Dade Behring Holdings, Inc.*                                    2,182
        94   Kyphon, Inc.*                                                   2,090
             ---------------------------------------------------------------------
                                                                             4,272
             ---------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 5.3%
        96   F5 Networks, Inc.*                                              2,366
       109   Infospace, Inc.*                                                4,134
             ---------------------------------------------------------------------
                                                                             6,500
             ---------------------------------------------------------------------

             LEASING -- 1.9%
        86   GATX Corp.                                                      2,330

             OIL & GAS -- 2.5%
        99   Lone Star Technologies, Inc.*                                   3,026

             PHARMACEUTICALS -- 9.7%
        72   Connetics Corp.*                                                1,842
       102   Gen-Probe, Inc.*                                                3,682
        54   Kos Pharmaceuticals, Inc.*                                      1,987
        75   MGI Pharma, Inc.*                                               1,742
       129   Perrigo Co.                                                     2,532
             ---------------------------------------------------------------------
                                                                            11,785
             ---------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 4.1%
       102   Jack in the Box, Inc.*                                          2,880
        80   Landry's Restaurants, Inc.                                      2,115
             ---------------------------------------------------------------------
                                                                             4,995
             ---------------------------------------------------------------------

             RETAILING -- 4.8%
        77   American Eagle Outfitters, Inc.*                                2,557
        43   Guitar Center, Inc.*                                            1,778
        51   Urban Outfitters, Inc.*                                         1,536
             ---------------------------------------------------------------------
                                                                             5,871
             ---------------------------------------------------------------------

             SEMI-CONDUCTORS -- 7.9%
        88   Cree, Inc.*                                                     2,191
       126   Integrated Device Technology, Inc.*                             1,352
       109   Lam Research Corp.*                                             2,338

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- CONTINUED
       174   SiRF Technology Holdings, Inc.*                          $      1,738
       204   Skyworks Solutions, Inc.*                                       1,701
        12   Tessera Technologies, Inc.*                                       238
             ---------------------------------------------------------------------
                                                                             9,558
             ---------------------------------------------------------------------

             TELECOMMUNICATIONS -- 8.8%
       122   Nextel Partners, Inc., Class A*                                 1,759
        88   Novatel Wireless, Inc.*                                         1,737
       117   Tekelec*                                                        2,132
       334   Tellabs, Inc.*                                                  3,028
        82   Western Wireless Corp., Class A*                                2,065
             ---------------------------------------------------------------------
                                                                            10,721
             ---------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 1.9%
        58   Plantronics, Inc.                                               2,246

             TIRE & RUBBER -- 2.0%
       106   Cooper Tire & Rubber Co.                                        2,404

             TOYS & GAMES -- 1.4%
       115   Marvel Enterprises, Inc.*                                       1,691
             ---------------------------------------------------------------------
             Total Common Stocks                                           118,797
             (Cost $109,530)
             ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 2.3%

             MONEY MARKET FUND -- 2.3%
     2,846   JPMorgan Prime Money Market Fund (a)                            2,846
             (Cost $2,846)
             ---------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%                              $    121,643
             (COST $112,376)
             ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

PORTFOLIO OF INVESTMENTS                                   AS OF AUGUST 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 92.7%

             COMMON STOCKS -- 92.7%

             AEROSPACE -- 1.8%
        48   BE Aerospace, Inc.*                                      $        510
        27   Teledyne Technologies, Inc.*                                      652
             ---------------------------------------------------------------------
                                                                             1,162
             ---------------------------------------------------------------------

             APPAREL -- 0.7%
        22   The Warnaco Group, Inc.*                                          437

             APPLIANCES & HOUSEHOLD DURABLES -- 2.3%
        82   Jacuzzi Brands, Inc.*                                             717
        48   La-Z-Boy, Inc.                                                    746
             ---------------------------------------------------------------------
                                                                             1,463
             ---------------------------------------------------------------------

             AUTOMOTIVE -- 2.0%
       129   Titan International, Inc.                                       1,262

             BANKING -- 6.2%
        20   Banner Corp.                                                      560
        15   Cardinal Financial Corp.*                                         126
        14   City Holding Co.                                                  445
         7   Doral Financial Corp. (Puerto Rico)                               282
         8   Hudson United Bancorp                                             293
         6   Mercantile Bank Corp.                                             213
        15   Midwest Banc Holdings, Inc.                                       286
        52   NewAlliance Bancshares, Inc.                                      706
         6   Park National Corp.                                               681
        18   The Bancorp Bank*                                                 356
             ---------------------------------------------------------------------
                                                                             3,948
             ---------------------------------------------------------------------

             BIOTECHNOLOGY -- 2.5%
        50   ArQule, Inc.*                                                     247
        52   CuraGen Corp.*                                                    273
        36   Incyte Corp.*                                                     249
        30   Regeneration Technologies, Inc.*                                  301
        28   Telik, Inc.*                                                      521
             ---------------------------------------------------------------------
                                                                             1,591
             ---------------------------------------------------------------------

             BUSINESS SERVICES -- 4.0%
        84   Century Business Services, Inc.*                                  357
        31   Copart, Inc.*                                                     678
        79   Edgewater Technology, Inc.*                                       386
        10   Hudson Highland Group, Inc.*                                      272
        29   infoUSA, Inc.*                                           $        264
        73   TeleTech Holdings, Inc.*                                          603
             ---------------------------------------------------------------------
                                                                             2,560
             ---------------------------------------------------------------------

             CHEMICALS -- 0.7%
        31   Hercules, Inc.*                                                   420

             COMPUTER SOFTWARE -- 6.8%
        42   Activision, Inc.*                                                 598
        20   Advent Software, Inc.*                                            333
        81   Entrust, Inc.*                                                    218
        29   Epicor Software Corp.*                                            287
        20   MAPICS, Inc.*                                                     179
        98   NetIQ Corp.*                                                      944
        83   Parametric Technology Corp.*                                      403
        24   Per-Se Technologies, Inc.*                                        302
        57   Pinnacle Systems, Inc.*                                           213
        72   Wind River Systems, Inc.*                                         777
             ---------------------------------------------------------------------
                                                                             4,254
             ---------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 0.6%
        71   NYFIX, Inc.*                                                      375

             CONSUMER PRODUCTS -- 0.4%
        78   Emerson Radio Corp.*                                              237

             CONSUMER SERVICES -- 2.6%
         8   Corrections Corp. of America*                                     274
        98   Integrated Alarm Services Group, Inc.*                            393
        85   Service Corp. International*                                      508
        31   Sotheby's Holdings, Inc., Class A*                                497
             ---------------------------------------------------------------------
                                                                             1,672
             ---------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.9%
        45   Symbol Technologies, Inc.                                         581

             ENGINEERING SERVICES -- 1.1%
        60   McDermott International, Inc.*                                    717

             ENTERTAINMENT/LEISURE -- 1.3%
        66   Pinnacle Entertainment, Inc.*                                     812

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- 2.1%
        63   Knight Trading Group, Inc., Class A*                     $        570
        45   MCG Capital Corp.                                                 771
             ---------------------------------------------------------------------
                                                                             1,341
             ---------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 3.0%
        25   Chiquita Brands International, Inc.*                              461
        36   Imperial Sugar Co.*                                               506
        20   Peet's Coffee & Tea, Inc.*                                        448
        29   The Steak N Shake Co.*                                            494
             ---------------------------------------------------------------------
                                                                             1,909
             ---------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 5.4%
        16   Advanced Medical Optics, Inc.*                                    596
        28   Arthrocare Corp.*                                                 672
       103   Orthologic Corp.*                                                 731
        22   Ventana Medical Systems, Inc.*                                  1,076
        14   Wright Medical Group, Inc.*                                       386
             ---------------------------------------------------------------------
                                                                             3,461
             ---------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 1.0%
        51   Prime Hospitality Corp.*                                          617

             INSURANCE -- 4.0%
        26   21st Century Insurance Group                                      340
        23   Great American Financial Resources, Inc.                          366
        49   Ohio Casualty Corp.*                                              988
        18   Presidential Life Corp.                                           311
        40   USI Holdings Corp.*                                               513
             ---------------------------------------------------------------------
                                                                             2,518
             ---------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 3.4%
        42   GSI Commerce, Inc.*                                               390
        54   Openwave Systems, Inc.*                                           504
        82   Saba Software, Inc.*                                              326
       189   SeeBeyond Technology Corp.*                                       568
       102   Selectica, Inc.*                                                  387
             ---------------------------------------------------------------------
                                                                             2,175
             ---------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 0.8%
        35   UNOVA, Inc.*                                                      516

             MANUFACTURING -- 4.8%
        44   Federal Signal Corp.                                     $        807
        47   Foamex International, Inc.*                                       148
       149   General Cable Corp.*                                            1,570
        28   Griffon Corp.*                                                    556
             ---------------------------------------------------------------------
                                                                             3,081
             ---------------------------------------------------------------------

             METALS/MINING -- 1.9%
        26   Metals USA, Inc.*                                                 424
        53   RTI International Metals, Inc.*                                   783
             ---------------------------------------------------------------------
                                                                             1,207
             ---------------------------------------------------------------------
             MULTI-MEDIA -- 1.0%
       317   Primedia, Inc.*                                                   656

             OFFICE/BUSINESS EQUIPMENT -- 0.8%
        73   Interface, Inc., Class A*                                         520

             OIL & GAS -- 6.2%
       114   Global Industries LTD*                                            609
        63   Input/Output, Inc.*                                               620
       113   Newpark Resources, Inc.*                                          642
       161   Parker Drilling Co.*                                              522
        18   Southern Union Co.*                                               343
        51   Tesoro Petroleum Corp.*                                         1,196
             ---------------------------------------------------------------------
                                                                             3,932
             ---------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 1.5%
        76   Longview Fibre Co.*                                               940

             PHARMACEUTICALS -- 3.6%
        47   First Horizon Pharmaceutical Corp.*                               784
        51   Guilford Pharmaceuticals, Inc.*                                   268
        35   IVAX Corp.*                                                       669
       105   Star Scientific, Inc.*                                            538
             ---------------------------------------------------------------------
                                                                             2,259
             ---------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 4.4%
        16   Amli Residential Properties Trust                                 510
        64   Capital Lease Funding, Inc.*                                      661
        17   Global Signal, Inc.                                               378
        85   Inland Real Estate Corp.                                        1,258
             ---------------------------------------------------------------------
                                                                             2,807
             ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RETAILING -- 4.1%
        60   Pep Boys-Manny, Moe & Jack                               $        957
       133   Restoration Hardware, Inc.*                                       820
       127   Rite Aid Corp.*                                                   557
        44   Tweeter Home Entertainment Group, Inc.*                           253
             ---------------------------------------------------------------------
                                                                             2,587
             ---------------------------------------------------------------------

             SEMI-CONDUCTORS -- 2.6%
       191   Amkor Technology, Inc.*                                           725
       147   ON Semiconductor Corp.*                                           438
       109   TranSwitch Corp.*                                                 150
       144   Vitesse Semiconductor Corp.*                                      364
             ---------------------------------------------------------------------
                                                                             1,677
             ---------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.8%
        62   Swift Transportation Co., Inc.*                                 1,129

             TELECOMMUNICATIONS -- 4.2%
       195   Level 3 Communications, Inc.*                                     511
       326   McLeodUSA, Inc., Class A*                                         140
        98   NMS Communications Corp.*                                         472
       171   Ubiquitel, Inc.*                                                  708
        34   Western Wireless Corp., Class A*                                  848
             ---------------------------------------------------------------------
                                                                             2,679
             ---------------------------------------------------------------------

             TRANSPORTATION -- 1.3%
        65   OMI Corp.                                                         827

             UTILITIES -- 0.9%
        40   Allegheny Energy, Inc.*                                           591
             ---------------------------------------------------------------------
             Total Common Stocks                                            58,920
             (Cost $49,135)
             ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 7.3%

             MONEY MARKET FUND -- 7.3%
     4,644   JPMorgan Prime Money Market Fund (a)                            4,644
             (Cost $4,644)
             ---------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%                              $     63,564
             (COST $53,779)
             ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNDISCOVERED MANAGERS REIT FUND

PORTFOLIO OF INVESTMENTS                                   AS OF AUGUST 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.6%

             COMMON STOCKS -- 98.6%

             APARTMENTS -- 13.6%
        96   Apartment Investment & Management Co., Class A           $      3,422
        56   Archstone-Smith Trust                                           1,738
       121   AvalonBay Communities, Inc.                                     7,304
        18   Camden Property Trust                                             848
       117   Equity Residential                                              3,789
        33   Mid-America Apartment Communities, Inc.                         1,297
       257   United Dominion Realty Trust, Inc.                              5,460
             ---------------------------------------------------------------------
                                                                            23,858
             ---------------------------------------------------------------------

             HOTELS -- 5.5%
       616   Host Marriott Corp.*                                            8,222
       101   Strategic Hotel Capital, Inc.*                                  1,424
             ---------------------------------------------------------------------
                                                                             9,646
             ---------------------------------------------------------------------

             INDUSTRIAL -- 12.4%
       176   Gables Residential Trust                                        5,867
       261   ProLogis                                                        9,424
       129   Public Storage, Inc.                                            6,575
             ---------------------------------------------------------------------
                                                                            21,866
             ---------------------------------------------------------------------

             MANUFACTURED HOMES -- 4.6%
       168   Manufactured Home Communities, Inc.                             5,624
        64   Sun Communities, Inc.                                           2,504
             ---------------------------------------------------------------------
                                                                             8,128
             ---------------------------------------------------------------------

             OFFICE -- 17.7%
        93   Alexandria Real Estate Equities, Inc.                           5,994
        47   Boston Properties, Inc.                                         2,608
       184   CarrAmerica Realty Corp.                                        6,131
       143   Cousins Properties, Inc.                                        5,147
       101   Equity Office Properties Trust                                  2,892
        18   Highwoods Properties, Inc.                                        440
       147   Mack-Cali Realty Corp.                                          6,667
        34   Prentiss Properties Trust                                       1,244
             ---------------------------------------------------------------------
                                                                            31,123
             ---------------------------------------------------------------------

             OFFICE/INDUSTRIAL -- 8.9%
         5   CB Richard Ellis Group, Inc., Class A*                            103
       149   CenterPoint Properties Corp.                                    6,250
        51   Duke Realty Corp.                                               1,741
        72   First Potomac Realty Trust                                      1,446
       105   Liberty Property Trust                                   $      4,265
       108   Trizec Properties, Inc.                                         1,827
             ---------------------------------------------------------------------
                                                                            15,632
             ---------------------------------------------------------------------

             OTHER -- 6.3%
        19   Global Signal, Inc.                                               409
        11   Gramercy Capital Corp.*                                           172
       284   Lexington Corporate Properties Trust                            6,014
        92   Nationwide Health Properties, Inc.                              1,868
         4   Orient-Express Hotels LTD (Bermuda), Class A                       57
        31   Plum Creek Timber Co., Inc.                                     1,027
       153   Winston Hotels, Inc.                                            1,560
             ---------------------------------------------------------------------
                                                                            11,107
             ---------------------------------------------------------------------

             REGIONAL MALLS -- 13.5%
       320   General Growth Properties, Inc.                                 9,656
       174   Simon Property Group, Inc.                                      9,737
        18   The Mills Corp.                                                   892
        51   The Rouse Co.                                                   3,409
             ---------------------------------------------------------------------
                                                                            23,694
             ---------------------------------------------------------------------

             SELF STORAGE -- 0.7%
        84   Extra Space Storage, Inc.*                                      1,160

             STRIP CENTERS -- 15.1%
        84   Acadia Realty Trust                                             1,228
       208   Capital Automotive REIT                                         6,418
        46   Developers Diversified Realty Corp.                             1,739
       104   Federal Realty Investment Trust                                 4,701
        61   Heritage Property Investment Trust                              1,784
       191   Kimco Realty Corp.                                              9,626
        80   Kite Realty Group Trust*                                        1,059
             ---------------------------------------------------------------------
                                                                            26,555
             ---------------------------------------------------------------------

             TELECOMMUNICATIONS -- 0.3%
        34   Crown Castle International Corp.*                                 491
             ---------------------------------------------------------------------
             Total Common Stocks                                           173,260
             (Cost $133,727)
             ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.4%

             MONEY MARKET FUND -- 1.4%
     2,488   JPMorgan Prime Money Market Fund (a)                     $      2,488
             (Cost $2,488)
             ---------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%                              $    175,748
             (COST $136,215)
             ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS                                   AS OF AUGUST 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.5%

             COMMON STOCKS -- 97.5%

             ADVERTISING -- 1.4%
       281   aQuantive, Inc.*                                         $      2,431

             APPAREL -- 4.1%
        75   Kenneth Cole Productions, Inc., Class A                         2,015
       106   Phillips-Van Heusen Corp.                                       2,143
       145   Quiksilver, Inc.*                                               3,143
             ---------------------------------------------------------------------
                                                                             7,301
             ---------------------------------------------------------------------

             BANKING -- 5.5%
        53   Cascade Bancorp                                                   929
       199   Commercial Capital Bancorp, Inc.                                4,319
        22   East-West Bancorp, Inc.                                           783
        78   Silicon Valley Bancshares*                                      2,915
        27   Sterling Financial Corp.*                                         910
             ---------------------------------------------------------------------
                                                                             9,856
             ---------------------------------------------------------------------

             BIOTECHNOLOGY -- 4.6%
        35   ArQule, Inc.*                                                     172
       334   Cell Genesys, Inc.*                                             2,770
        47   Exact Sciences Corp.*                                             227
       476   Icoria, Inc.*                                                     233
        81   Kosan Biosciences, Inc.*                                          522
       106   Telik, Inc.*                                                    1,998
       406   Third Wave Technologies, Inc.*                                  2,046
       168   Transgenomic, Inc.*                                               186
             ---------------------------------------------------------------------
                                                                             8,154
             ---------------------------------------------------------------------

             BUSINESS SERVICES -- 1.1%
        87   Labor Ready, Inc.*                                              1,080
        44   Navigant Consulting, Inc.*                                        844
             ---------------------------------------------------------------------
                                                                             1,924
             ---------------------------------------------------------------------

             CHEMICALS -- 1.8%
        27   Cabot Microelectronics Corp.*                                     915
       125   Symyx Technologies, Inc.*                                       2,360
             ---------------------------------------------------------------------
                                                                             3,275
             ---------------------------------------------------------------------

             COMPUTER SOFTWARE -- 8.0%
        37   Blackboard, Inc.*                                                 735
       339   Digimarc Corp.*                                                 2,914
       140   Jack Henry & Associates, Inc.                                   2,526
       143   LivePerson, Inc.*                                                 386
        76   Mentor Graphics Corp.*                                   $        828
        49   Motive, Inc.*                                                     502
       104   Onyx Software Corp.*                                              388
        65   Open Solutions, Inc.*                                           1,494
       554   Pinnacle Systems, Inc.*                                         2,072
        56   Roxio, Inc.*                                                      193
       166   Secure Computing Corp.*                                         1,173
       153   TradeStation Group, Inc.*                                         962
        12   Trident Microsystems, Inc.*                                       158
             ---------------------------------------------------------------------
                                                                            14,331
             ---------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 2.8%
       435   Immersion Corp.*                                                2,619
       115   Komag, Inc.*                                                    1,286
       101   RadiSys Corp.*                                                  1,175
             ---------------------------------------------------------------------
                                                                             5,080
             ---------------------------------------------------------------------

             CONSTRUCTION -- 1.9%
        30   Meritage Corp.*                                                 1,998
        55   WCI Communities, Inc.*                                          1,314
             ---------------------------------------------------------------------
                                                                             3,312
             ---------------------------------------------------------------------

             CONSUMER SERVICES -- 1.9%
       115   Princeton Review, Inc.*                                           818
        25   Strayer Education, Inc.                                         2,590
             ---------------------------------------------------------------------
                                                                             3,408
             ---------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 3.2%
        93   Active Power, Inc.*                                               271
        24   Artesyn Technologies, Inc.,*                                      205
        59   Electroglas, Inc.*                                                149
       203   FEI Co.*                                                        3,847
       194   Identix, Inc.*                                                    893
        34   Universal Display Corp.*                                          296
             ---------------------------------------------------------------------
                                                                             5,661
             ---------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 1.5%
       115   Macrovision Corp.*                                              2,710

             FINANCIAL SERVICES -- 8.8%
       609   E*TRADE Financial Corp.*                                        7,170
        75   Encore Capital Group, Inc.*                                     1,261

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- CONTINUED
        38   Euronet Worldwide, Inc.*                                 $        671
       156   Friedman, Billings, Ramsey Group, Inc., Class A                 2,941
        19   Greenhill & Co., Inc.                                             390
        13   ITLA Capital Corp.*                                               543
         8   Piper Jaffray Companies*                                          358
        51   Saxon Capital, Inc.*                                            1,275
        72   United PanAm Financial Corp.*                                   1,113
             ---------------------------------------------------------------------
                                                                            15,722
             ---------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.9%
        44   Red Robin Gourmet Burgers, Inc.*                                1,539

             HEALTH CARE/HEALTH CARE SERVICES -- 2.4%
        34   Align Technology, Inc.*                                           521
       141   Alliance Imaging, Inc.*                                           889
        82   Bioject Medical Technologies, Inc.*                                92
        81   Columbia Laboratories, Inc.*                                      183
        28   LifePoint Hospitals, Inc.*                                        815
        44   Odyssey HealthCare, Inc.*                                         780
       125   OraSure Technologies, Inc.*                                       781
        39   Vasogen, Inc.*                                                    175
             ---------------------------------------------------------------------
                                                                             4,236
             ---------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 6.3%
        55   Ask Jeeves, Inc.*                                               1,420
       477   Corillian Corp.*                                                2,145
       154   Digital Insight Corp.*                                          2,298
       161   DoubleClick, Inc.*                                                847
       644   Homestore, Inc.*                                                1,403
        76   Jupitermedia Corp.*                                             1,098
       143   Lionbridge Technologies, Inc.*                                  1,138
        29   NIC, Inc.*                                                        157
       117   Trizetto Group, Inc.*                                             723
             ---------------------------------------------------------------------
                                                                            11,229
             ---------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
        38   Cognex Corp.                                                    1,023

             OIL & GAS -- 2.0%
        79   Headwaters, Inc.*                                               2,415
         2   KCS Energy, Inc.*                                                  29
        14   Range Resources Corp.                                    $        212
        22   Ultra Petroleum Corp.*                                            897
             ---------------------------------------------------------------------
                                                                             3,553
             ---------------------------------------------------------------------

             PHARMACEUTICALS -- 8.4%
       103   Alkermes, Inc.*                                                 1,094
       306   Corixa Corp.*                                                   1,413
       233   Cubist Pharmaceuticals, Inc.*                                   1,835
       257   Dendreon Corp.*                                                 2,531
       326   Genta, Inc.*                                                      851
        94   Guilford Pharmaceuticals, Inc.*                                   498
       365   Isis Pharmaceuticals, Inc.*                                     2,187
       372   La Jolla Pharmaceutical Co.*                                    1,276
       430   Medarex, Inc.*                                                  2,447
        53   Nuvelo, Inc.*                                                     473
        13   Taro Pharmaceutical Industries LTD (Israel)*                      276
        81   Viropharma, Inc.*                                                 175
             ---------------------------------------------------------------------
                                                                            15,056
             ---------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 0.6%
        18   Redwood Trust, Inc.                                             1,081

             RESTAURANTS/FOOD SERVICES -- 1.5%
        25   BJ's Restaurants, Inc.*                                           365
        67   Panera Bread Co., Class A*                                      2,341
             ---------------------------------------------------------------------
                                                                             2,706
             ---------------------------------------------------------------------

             RETAILING -- 3.9%
       120   Christopher & Banks Corp.                                       2,106
        54   Cost Plus, Inc.*                                                1,864
       202   Hot Topic, Inc.*                                                3,047
             ---------------------------------------------------------------------
                                                                             7,017
             ---------------------------------------------------------------------

             SEMI-CONDUCTORS -- 18.9%
       104   August Technology Corp.*                                          994
       251   Brooks Automation, Inc.*                                        3,117
       332   Credence Systems Corp.*                                         2,215
        57   Cymer, Inc.*                                                    1,510
        59   Dupont Photomasks, Inc.*                                          921
       287   Genesis Microchip, Inc.*                                        3,427
        27   Integrated Circuit Systems, Inc.*                                 585
       999   Lattice Semiconductor Corp.*                                    4,557

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- CONTINUED
       160   Mykrolis Corp.*                                          $      1,416
       518   Pixelworks, Inc.*                                               5,409
       148   PLX Technology, Inc.*                                             928
       149   Rudolph Technologies, Inc.*                                     2,407
       251   Skyworks Solutions, Inc.*                                       2,089
       183   STATS ChipPAC LTD (Singapore), ADR*                             1,166
       534   TriQuint Semiconductor, Inc.*                                   2,029
       145   Ultra Clean Holdings, Inc.*                                       751
             ---------------------------------------------------------------------
                                                                            33,521
             ---------------------------------------------------------------------

             STEEL -- 0.3%
        20   Steel Dynamics, Inc.                                              624

             TELECOMMUNICATIONS EQUIPMENT -- 4.3%
       121   Harmonic, Inc.*                                                   719
       356   Polycom, Inc.*                                                  6,956
             ---------------------------------------------------------------------
                                                                             7,675
             ---------------------------------------------------------------------

             TOYS & GAMES -- 0.8%
       102   Marvel Enterprises, Inc.*                                       1,498
             ---------------------------------------------------------------------
             Total Common Stocks                                           173,923
             (Cost $181,858)
             ---------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.5%

             MONEY MARKET FUND -- 2.3%
     4,050   JPMorgan Prime Money Market Fund (a)                            4,050
             (Cost $4,050)

             INVESTMENT COMPANY -- 0.2%
        25   Apollo Investment Corp.*                                          349
             (Cost $366)
             ---------------------------------------------------------------------
             Total Short-Term Investments                                    4,399
             (Cost $4,416)
             ---------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%                              $    178,322
             (COST $186,274)
             ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations

*   -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
ADR -- American Depositary Receipt.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

UNDISCOVERED MANAGERS FUNDS

STATEMENT OF ASSETS AND LIABILITIES                        AS OF AUGUST 31, 2004
(Amounts in thousands, except for shares outstanding and per share amounts)

                                                       BEHAVIORAL     BEHAVIORAL           REIT      SMALL CAP
                                                      GROWTH FUND     VALUE FUND           FUND    GROWTH FUND
ASSETS
Investments in non-affiliates, at value              $    118,797   $     58,920   $    173,260   $    174,272
Investment in affiliates, at value                   $      2,846   $      4,644   $      2,488   $      4,050
--------------------------------------------------------------------------------------------------------------
Total investment securities, at value                     121,643         63,564        175,748        178,322
--------------------------------------------------------------------------------------------------------------
Receivables:
    Investment securities sold                              5,248             --            445             27
    Fund shares sold                                          275            175            291          1,377
    Interest and dividends                                     16             45             19             25
--------------------------------------------------------------------------------------------------------------
Total Assets                                              127,182         63,784        176,503        179,751
--------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Investment securities purchased                           236             --             20             43
    Fund shares redeemed                                       44             17            110            171
Accrued liabilities:
    Investment advisory fees                                  102             33             56            120
    Administration fees                                         1             --             10             13
    Shareholder servicing fees                                 --              5             14             14
    Distribution fees                                           3             --^            --^              ^
    Custodian fees                                             15             14             14             12
    Trustees' fees                                              1             --             --             --
    Other                                                      43             50             69             52
--------------------------------------------------------------------------------------------------------------
Total Liabilities                                             445            119            293            425
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $    126,737   $     63,665   $    176,210   $    179,326
--------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                       BEHAVIORAL     BEHAVIORAL           REIT      SMALL CAP
                                                      GROWTH FUND     VALUE FUND           FUND    GROWTH FUND
NET ASSETS
Paid in capital                                           188,721         50,341        101,661        184,068
Accumulated net investment income (loss)                       (1)            (1)            --             --^
Accumulated net realized gain (loss) on investments       (71,250)         3,540         35,016          3,210
Net unrealized appreciation
(depreciation) of investments                               9,267          9,785         39,533         (7,952)
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $    126,737   $     63,665   $    176,210   $    179,326
--------------------------------------------------------------------------------------------------------------
    Class A                                          $         18   $        283   $        116   $          9
    Class B                                          $          9   $        103   $         11   $         --
    Class C                                          $         14   $        159   $         11   $         --
    Institutional                                    $    116,342   $     63,120   $    176,072   $    179,317
    Investor                                         $     10,354   $         --   $         --   $         --
--------------------------------------------------------------------------------------------------------------
Total                                                $    126,737   $     63,665   $    176,210   $    179,326
--------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized)
    Class A Shares                                          1,074         10,847          5,471            988
    Class B Shares                                            521          3,954            530             --
    Class C Shares                                            798          6,106            530             --
    Institutional Shares                                6,696,771      2,421,657      8,296,322     20,690,638
    Investor Shares                                       606,960             --             --             --
Net Asset Value:
    Class A Shares
    (and redemption price)                           $      17.06   $      26.05   $      21.26   $       8.66
    Class B Shares*                                  $      17.04   $      26.03   $      21.23   $         --
    Class C Shares*                                  $      17.04   $      26.03   $      21.23   $         --
    Institutional Shares
    (and redemption price)                           $      17.37   $      26.06   $      21.22   $       8.67
    Investor Shares
    (and redemption price)                           $      17.06     $       --   $         --   $         --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                        $      18.10   $      27.64   $      22.56   $       9.19
--------------------------------------------------------------------------------------------------------------
Cost of investments                                  $    112,376   $     53,779   $    136,215   $    186,274
--------------------------------------------------------------------------------------------------------------

 * Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED AUGUST 31, 2004
(Amounts in thousands)

                                                       BEHAVIORAL     BEHAVIORAL           REIT      SMALL CAP
                                                      GROWTH FUND     VALUE FUND           FUND    GROWTH FUND
INVESTMENT INCOME
Interest                                             $         --^  $         --   $          1   $          1
Dividend                                                      175            414          7,280            300
Dividend income from affiliated investments*                   28             18             21             48
Foreign taxes withheld                                         --             (1)            --             --^
--------------------------------------------------------------------------------------------------------------
Total investment income                                       203            431          7,302            349
--------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                    1,216            537          1,915          1,523
Administration fees                                           276            107            402            342
Shareholder servicing fees                                     40             20             54             59
Distribution fees                                              43             --^            --^            --^
Custodian and accounting fees                                  49             46             37             60
Interest expense                                               --             --              1             --
Printing and postage                                           19              8             21             21
Professional fees                                              76             79            111             81
Registration fees                                              67             57             62             53
Transfer agent fees                                            82             44             98             47
Trustees' fees                                                  8              2             10              5
Other                                                          17              9             26             15
--------------------------------------------------------------------------------------------------------------
Total expenses                                              1,893            909          2,737          2,206
--------------------------------------------------------------------------------------------------------------
Less amounts waived                                           108            148            537            176
Less earnings credits                                          --^            --^            --             --^
Less expense reimbursements                                    78             45             60            107
--------------------------------------------------------------------------------------------------------------
    Net expenses                                            1,707            716          2,140          1,923
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               (1,504)          (285)         5,162         (1,574)
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                       BEHAVIORAL     BEHAVIORAL           REIT      SMALL CAP
                                                      GROWTH FUND     VALUE FUND           FUND    GROWTH FUND
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from Investments                              17,627          6,426         42,226         12,814
Change in net unrealized appreciation
(depreciation) of Investments                             (26,853)          (547)         4,538        (32,069)
Net realized and unrealized gain (loss)
on investments                                             (9,226)         5,879         46,764        (19,255)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $    (10,730)  $      5,594   $     51,926   $    (20,829)
--------------------------------------------------------------------------------------------------------------
* Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                 $          4   $          3   $          3   $          7
--------------------------------------------------------------------------------------------------------------

 ^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED
(Amounts in thousands)

                                                   BEHAVIORAL GROWTH FUND          BEHAVIORAL VALUE FUND
                                                ----------------------------    ----------------------------
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     8/31/04         8/31/03         8/31/04         8/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                    $     (1,504)   $       (758)   $       (285)   $       (186)
Net realized gain (loss) on investments               17,627           4,925           6,426          (1,076)
Change in net unrealized appreciation
(depreciation) of investments                        (26,853)         30,247            (547)         12,407
------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                  (10,730)         34,414           5,594          11,145
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                     --              --              --              --
Net realized gain on investment transactions              --              --          (1,155)         (2,076)
------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                   --              --          (1,155)         (2,076)
------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                   23,219           8,565          18,659           3,453
------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets               12,489          42,979          23,098          12,522
------------------------------------------------------------------------------------------------------------
Beginning of period                                  114,248          71,269          40,567          28,045
------------------------------------------------------------------------------------------------------------
End of period                                   $    126,737    $    114,248    $     63,665    $     40,567
------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                               $         (1)   $         --    $         (1)   $         --^
------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         REIT FUND                 SMALL CAP GROWTH FUND
                                                ----------------------------    ----------------------------
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     8/31/04         8/31/03         8/31/04         8/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                    $      5,162    $      4,660    $     (1,574)   $       (744)
Net realized gain (loss) from investments             42,226          (1,162)         12,814            (488)
Change in net unrealized appreciation
(depreciation) of investments                          4,538          18,596         (32,069)         37,855
------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                   51,926          22,094         (20,829)         36,623
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                 (5,562)         (7,543)             --              --
Net realized gain on investment transactions            (394)         (2,069)         (1,509)             --
Return of Capital                                         --            (160)             --              --
------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders               (5,956)         (9,772)         (1,509)             --
------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                  (41,296)         30,758          79,129          45,493
------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                4,674          43,080          56,791          82,116
------------------------------------------------------------------------------------------------------------
Beginning of period                                  171,536         128,456         122,535          40,419
------------------------------------------------------------------------------------------------------------
End of period                                   $    176,210    $    171,536    $    179,326    $    122,535
------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                               $         --    $         --    $         --^   $         --
------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

UNDISCOVERED MANAGERS FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Undiscovered Managers Funds ("UMF" or the "Trust") was organized on September 29, 1997 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company.

The following are four separate portfolios of the Trust (collectively, the "Funds").

                                                FUND  CLASSES OFFERED
Undiscovered Managers Behavioral Growth Fund ("BGF")  Class A, Class B, Class C, Institutional and Investor
 Undiscovered Managers Behavioral Value Fund ("BVF")  Class A, Class B, Class C and Institutional
              Undiscovered Managers REIT Fund ("RF")  Class A, Class B, Class C and Institutional
                   UM Small Cap Growth Fund ("SCGF")  Class A and Institutional

On June 4, 2004, BGF commenced offerings of Class A, Class B and Class C shares; BVF commenced offerings of Class A, Class B and Class C shares; RF commenced offerings of Class A, Class B and Class C shares; and SCGF commenced offerings of Class A shares.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class and the Investor Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end sales charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more at the purchase date held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of 60 days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the

Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Funds advisor, JPMIM, determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Prior to January 31, 2004, equity securities for which there was no sale on that day and equity securities traded only in the over-the-counter market were valued at the closing bid prices obtained from one or more dealers in making markets for such securities.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend. RF records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. RF adjusts the estimated amounts of the components of distributions received (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                                               ACCUMULATED         ACCUMULATED
                                                                            UNDISTRIBUTED/        NET REALIZED
                                                                         (OVERDISTRIBUTED)         GAIN (LOSS)
                                                 PAID-IN-CAPITAL     NET INVESTMENT INCOME      ON INVESTMENTS
BGF                                                   $   (1,503)              $     1,503         $       --
BVF                                                           --                       284               (284)
RF                                                         4,326                       400             (4,726)
SCGF                                                          --                     1,574             (1,574)

The reclassifications for BGF, BVF, and SCGF all relate primarily to the character for tax purposes of net operating loss. The reclassification for RF relates to return of capital from investments in Real Estate Investment Trusts and redemptions treated as distributions.

G. OTHER EXPENSES-- Other expenses in the Statement of Operations include fees related to insurance, pricing and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Effective January 31, 2004, pursuant to an Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly owned subsidiary of JPMorgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. The Advisor supervises the investments of each respective fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Funds' respective average daily net assets. The annual fee for each Fund is as follows:

                                                                       INVESTMENT
                                                                 ADVISORY FEE (%)
FUND
BGF                                                                         0.95
BVF                                                                         1.05
RF                                                                          1.05
SCGF                                                                        0.95

A sub-advisory agreement exists between the Advisor and the following Sub-Advisors:

                                                FUND  SUB-ADVISORS
                                                 BGF  Fuller & Thaler Asset Management, Inc.
                                                 BVF  Fuller & Thaler Asset Management, Inc.
                                                SCGF  Mazama Capital Management, Inc.

Prior to January 31, 2004, Undiscovered Managers, LLC ("UMLLC") acted as the investment advisor to the Funds. The fee to UMLLC was accrued daily and paid at least quarterly, at the following percentage of each Fund's average daily net assets:

                                                                     INVESTMENT
                                                               ADVISORY FEE (%)
FUND
BGF                                                                       0.95
BVF                                                                       1.05
RF                                                                        1.05
SCGF                                                                      0.95

Also, prior to January 31, 2004, UMLLC entered into various sub-advisory agreements:

                                                FUND  SUB-ADVISOR
                                                 BGF  Fuller & Thaler Asset Management, Inc.
                                                 BVF  Fuller & Thaler Asset Management, Inc.
                                                  RF  Bay Isle Financial LLC*
                                                SCGF  Mazama Capital Management, Inc.

* On January 1, 2004, JPMIM replaced Bay Isle Financial LLC as sub-advisor to RF. On January 31, 2004, JPMIM became the investment advisor to RF and the sub-advisory agreement was terminated.

UMLLC had agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class and Investor Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the following annual percentage rates of the average daily net assets of such Fund's Institutional Class and Investor Class shares, subject to the obligation of each class of a Fund to repay the Advisor such class's deferred fees and expenses in future years, if any, when such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) fall below the stated percentage rate, but only to the extent that such repayment would not cause such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses), in any such future year, to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred: 1.30% and 1.65% for Behavioral Growth Fund's Institutional Class and Investor Class shares, respectively; 1.40% for Behavioral Value Fund's Institutional Class shares; 1.40% for REIT Fund's Institutional Class shares; and 1.20% for Small Cap Growth Fund's Institutional Class shares.

The agreements between the Funds and UMLLC were terminated on January 30, 2004, and any Fund's obligation to pay such deferred fees and expenses has been permanently waived by UMLLC. Effective January 31, 2004, the Administrator agreed to limit the Funds' expenses in accordance with the administration agreement as outlined in note 3.E.

The Advisors waived fees as outlined in Note 3.F.

Effective January 31, 2004, the Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Effective January 31, 2004, pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, C and Investor shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                                                CLASS A      CLASS B      CLASS C     INVESTOR
FUND
BGF                                                                0.25         0.75         0.75         0.35
BVF                                                                0.25         0.75         0.75          n/a
RF                                                                 0.25         0.75         0.75          n/a
SCGF                                                               0.25          n/a          n/a          n/a

In addition, JPMFD is entitled to receive the contingent deferred sales charge ("CDSC") from redemptions of Cass B and C shares.

Prior to January 31, 2004, the Fund's distributor was PFPC Distributors. Inc., which received a fee of 0.35% of BGF's average daily net assets attributable to its Investor Class shares.

On August 19, 2004, the Board of Trustees approved management's proposal to enter into a Distribution Agreement with One Group Dealer Services, Inc., an indirect wholly-owned subsidiary of JPMorgan Chase & Co. The foregoing change in the service provider is expected to occur effective February 19, 2005.

C. SHAREHOLDER SERVICING FEE -- Effective May 1, 2004, the Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMorgan Chase Bank ("JPMCB") under which JPMCB provides account administration and personal account maintenance services to shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                                                 INSTITUTIONAL
                                                             CLASS A      CLASS B      CLASS C           CLASS
FUND
BGF                                                             0.25         0.25         0.25            0.10
BVF                                                             0.25         0.25         0.25            0.10
RF                                                              0.25         0.25         0.25            0.10
SCGF                                                            0.25          n/a          n/a            0.10

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholdings and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab"), and the Trusts are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trusts with JPMCB is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

On August 19, 2004, the Board of Trustees approved management's proposal to replace JPMCB with One Group Dealer Services, Inc. as Shareholder Servicing Agent. The foregoing change in the service provider is expected to occur effective February 19, 2005.

JPMCB waived fees as outlined in Note 3.F.

D. CUSTODIAN AND ACCOUNTING FEES -- Effective January 31, 2004, JPMCB provides portfolio custody and accounting services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations. The amounts paid to JPMCB for custody and accounting fees were as follows (amounts in thousands):

                                                                        AMOUNT
FUND
BGF                                                                      $  28
BVF                                                                         29
RF                                                                          25
SCGF                                                                        31

Prior to January 31, 2004, custody services were provided by the Bank of New York. Accounting services were provided by PFPC, Inc.

E. ADMINISTRATION FEE -- Effective January 31, 2004, pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.25% of each Fund's average daily net assets. Effective May 1, 2004, as approved by the Board of Trustees, JPMCB provides each Fund all administrative services for a monthly fee at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

Prior to January 31, 2004, UMLLC provided each Fund all administrative services for a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

BISYS Funds Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator, the Advisor, and the Distributor have contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                                    INSTITUTIONAL     INVESTOR
                                               CLASS A      CLASS B      CLASS C            CLASS        CLASS
FUND
BGF                                               1.65         2.15         2.15             1.30         1.65
BVF                                               1.60         2.10         2.10             1.40          n/a
RF                                                1.40         1.90         1.90             1.00          n/a
SCGF                                              1.60          n/a          n/a             1.20          n/a

Prior to January 31, 2004, the Institutional Class of RFwas reimbursed at 1.40%

The contractual expense limitation agreements were in effect for the period ended August 31, 2004. The expense limitations are due to expire on December 31, 2006.

On August 19, 2004, the Board of Trustees approved management's proposal to enter into an Administration Agreeement with One Group Administrative Services, Inc., ("OGA") an indirect wholly-owned subsidiary of JPMorgan Chase & Co. The foregoing change in the service provider is expected to occur effective February 19, 2005.

The Administrative fees charged to the Funds will be subject to the same fee structure as those paid to the current Administrator.

JPMCB will begin to provide sub-administrative services to the Funds in 2005. For such services, JPMCB will receive a portion of the fees payable to OGA as Administrator.

The Administrators waived fees and reimbursed expenses as outlined in Note 3.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended August 31, 2004, the Funds' service providers waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows. Neither the Funds' service providers nor the Administrator expect the Funds to repay any such waived fees and reimbursed expenses in future years (amounts in thousands).

                                                     CONTRACTUAL WAIVERS
                                   -------------------------------------------------------
                                   INVESTMENT                      SHAREHOLDER                    CONTRACTUAL
                                     ADVISORY    ADMINISTRATION      SERVICING       TOTAL     REIMBURSEMENTS
FUND
BGF                                    $   15           $    72         $   21      $  108             $   78
BVF                                       126                22             --^        148                 45
RF                                        504                33             --^        537                 60
SCGF                                      152                24             --^        176                107
-------------------------------------------------------------------------------------------------------------
Total                                  $  797           $   151         $   21      $  969             $  290
-------------------------------------------------------------------------------------------------------------

 ^ Amount rounds to less than one thousand.

G. OTHER -- Certain officers of the Trust are officers of JPMorgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker/dealers. For the period January 31, 2004 through August 31, 2004, SCGF incurred $95,330 of brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended August 31, 2004 are as follows (amounts in thousands):

                                                                SHAREHOLDER
                                                                  SERVICING    DISTRIBUTION     TRANSFER AGENT
BGF
Class A                                                         $        --^   $         --^        $        3
Class B                                                                  --^             --^                 3
Class C                                                                  --^             --^                 3
Institutional                                                            40              --                 56
Investor                                                                 --              43                 17
--------------------------------------------------------------------------------------------------------------
Total                                                           $        40    $         43         $       82

BVF
Class A                                                         $        --^   $         --^        $        3
Class B                                                                  --^             --^                 3
Class C                                                                  --^             --^                 3
Institutional                                                            20              --                 35
--------------------------------------------------------------------------------------------------------------
Total                                                           $        20    $         --^        $       44

RF
Class A                                                         $        --^   $         --^        $        3
Class B                                                                  --^             --^                 3
Class C                                                                  --^             --^                 3
Institutional                                                            54              --                 89
--------------------------------------------------------------------------------------------------------------
Total                                                           $        54    $         --^        $       98

SCGF
Class A                                                         $        --^   $         --^        $        3
Institutional                                                            59              --                 44
--------------------------------------------------------------------------------------------------------------
Total                                                           $        59    $         --^        $       47
--------------------------------------------------------------------------------------------------------------

 ^ Amount rounds to less than one thousand.

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended August 31, 2004, and the year ended August 31, 2003, are as follows (amounts in thousands):

                                           YEAR ENDED 8/31/04                     YEAR ENDED 8/31/03
                                 -------------------------------------   -------------------------------------
                                               NET                                     NET
                                 INVESTMENT INCOME       REALIZED GAIN   INVESTMENT INCOME       REALIZED GAIN
BGF
Class A                                 $       --        $         --          $       --           $      --
Class B                                         --                  --                  --                  --
Class C                                         --                  --                  --                  --
Institutional                                   --                  --                  --                  --
Investor                                        --                  --                  --                  --
--------------------------------------------------------------------------------------------------------------
                                        $       --        $         --          $       --           $      --

BVF
Class A                                 $       --        $         --          $       --           $      --
Class B                                         --                  --                  --                  --
Class C                                         --                  --                  --                  --
Institutional                                   --               1,155                  --               2,076
--------------------------------------------------------------------------------------------------------------
                                        $       --        $      1,155          $       --           $   2,076

RF
Class A                                 $       --        $         --          $       --           $      --
Class B                                         --                  --                  --                  --
Class C                                         --                  --                  --                  --
Institutional*                               5,562                 394               7,543               2,069
--------------------------------------------------------------------------------------------------------------
                                        $    5,562        $        394          $    7,543           $   2,069

SCGF
Class A                                 $       --        $         --          $       --           $      --
Institutional                                   --               1,509                  --                  --
--------------------------------------------------------------------------------------------------------------
                                        $       --        $      1,509          $       --           $      --
--------------------------------------------------------------------------------------------------------------

 * RF also made return of capital distributions in amount of $160,042 in the year ended August 31.2003.

6. INVESTMENT TRANSACTIONS

For the year ended August 31, 2004, purchases and sales of investments (excluding short-term investments) are as follows (amounts in thousands):

                                       PURCHASES             SALES         PURCHASES             SALES
                                 (EXCLUDING U.S.   (EXCLUDING U.S.           OF U.S.           OF U.S.
                                     GOVERNMENT)       GOVERNMENT)        GOVERNMENT        GOVERNMENT
FUND
BGF                              $       216,863   $       199,415   $            --   $            --
BVF                                       44,140            31,184                --                --
RF                                       147,666           184,098                --                --
SCGF                                     168,496            89,423                --                --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2004 were as follows (amounts in thousands):

                                                             GROSS             GROSS    NET UNREALIZED
                                       AGGREGATE        UNREALIZED        UNREALIZED     APPRECIATION/
                                            COST      APPRECIATION      DEPRECIATION    (DEPRECIATION)
FUND
BGF                              $       112,616   $        16,273   $        (7,246)  $         9,027
BVF                                       54,945            12,965            (4,346)            8,619
RF                                       136,872            38,883                (8)           38,875
SCGF                                     191,554            20,543           (33,774)          (13,231)

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 were as follows (amounts in thousands):

                                        ORDINARY         LONG-TERM         RETURN OF             TOTAL
                                          INCOME      CAPITAL GAIN           CAPITAL     DISTRIBUTIONS
YEAR ENDED AUGUST 31, 2004
BGF                              $            --   $            --   $            --   $            --
BVF                                           --             1,155                --             1,155
RF                                         5,956                --                --             5,956
SCGF                                         449             1,060                --             1,509

                                        ORDINARY         LONG-TERM         RETURN OF             TOTAL
                                          INCOME      CAPITAL GAIN           CAPITAL     DISTRIBUTIONS
YEAR ENDED AUGUST 31, 2003
BGF                              $            --   $            --   $            --   $            --
BVF                                           --             2,076                --             2,076
RF                                         7,733             1,879               160             9,772
SCGF                                          --                --                --                --

At August 31, 2004, the components of net assets (excluding paid in capital) on a tax basis are as follows (amounts in thousands):

                                                            BGF           BVF            RF         SCGF
Current distributable ordinary income                $       --    $      955    $      881   $    4,154

Plus/Less: cumulative timing differences                     (1)           (1)           --           --^
Undistributed ordinary income or
overdistribution of ordinary income                  $       (1)   $      954    $      881   $    4,154
Current distributable long-term capital
gain or tax basis capital loss carryover                (71,010)        3,751        34,793        4,335
Undistributed long-term gains/
accumulated capital loss                                (71,010)        3,751        34,793        4,335
Unrealized appreciation (depreciation)               $    9,027    $    8,619    $   38,875   $  (13,231)

For BGF, BVF, RFand SCGF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily due to wash sales.

At August 31, 2004, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                                                   EXPIRATION
                                                                AMOUNT                   DATE
BGF                                                           $  4,559        August 31, 2009
                                                                66,451        August 31, 2010
---------------------------------------------------------------------------------------------
                                                                71,010                  Total
---------------------------------------------------------------------------------------------

During the year ended August 31, 2004, BGF, BVF and SCGF utilized capital loss carryovers of (in thousands) $17,844, $250, and $726, respectively.

8. CONCENTRATIONS AND INDEMNIFICATIONS

REIT Fund invests primarily in shares of real estate investment trusts. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

Small Companies: All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co. Effective November 15, 2004, the name of the bank changed to JPMorgan Chase Bank, National Association.

10. CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS FOR THE PERIODS PRESENTED

                                                BEHAVIORAL GROWTH FUND               BEHAVIORAL VALUE FUND
                                           ---------------------------------   ---------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
CLASS A*
AMOUNT
    Shares sold                            $            19   $            --   $           280   $            --
    Shares issued in reinvestment
    of distributions                                    --                --                --                --
    Shares redeemed                                     --                --                --                --
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $            19   $            --   $           280   $            --
----------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                          1                --                11                --
    Shares issued in reinvestment
    of distributions                                    --                --                --                --
    Shares redeemed                                     --                --                --                --
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   1                --                11                --
----------------------------------------------------------------------------------------------------------------

CLASS B*
AMOUNT
    Shares sold                            $            10   $            --   $           101   $            --
    Shares issued in reinvestment
    of distributions                                    --                --                --                --
    Shares redeemed                                     --                --                --                --
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $            10   $            --   $           101   $            --
----------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                          1                --                 4                --
    Shares issued in reinvestment
    of distributions                                    --                --                --                --
    Shares redeemed                                     --                --                --                --
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   1                --                 4                --
----------------------------------------------------------------------------------------------------------------

 * Class commenced operations on June 4, 2004.

                                           BEHAVIORAL GROWTH FUND (CONTINUED)  BEHAVIORAL VALUE FUND (CONTINUED)
                                           ---------------------------------   ---------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
CLASS C*
AMOUNT
    Shares sold                            $            15   $            --   $           157   $            --
    Shares issued in reinvestment
    of distributions                                    --                --                --                --
    Shares redeemed                                     --                --                --^               --
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $            15   $            --   $           157   $            --
----------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                          1                --                 6                --
    Shares issued in reinvestment
    of distributions                                    --                --                --                --
    Shares redeemed                                     --                --                --                --
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   1                --                 6                --
----------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
AMOUNT
    Shares sold                            $        63,376   $        40,629   $        41,283   $        14,946
    Shares issued in reinvestment
    of distributions                                    --                --             1,101             1,942
    Shares redeemed                                (41,239)          (32,752)          (24,263)          (13,435)
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $        22,137   $         7,877   $        18,121   $         3,453
----------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                      3,223             2,770             1,548               834
    Shares issued in reinvestment
    of distributions                                    --                --                45               118
    Shares redeemed                                 (2,134)           (2,483)             (951)             (782)
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               1,089               287               642               170
----------------------------------------------------------------------------------------------------------------

 * Class commenced operations on June 4, 2004.

                                           BEHAVIORAL GROWTH FUND (CONTINUED)
                                           ---------------------------------
                                                YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2004   AUGUST 31, 2003
INVESTOR CLASS
AMOUNT
    Shares sold                            $         7,738   $         2,713
    Shares issued in reinvestment
    of distributions                                    --                --
    Shares redeemed                                 (6,700)           (2,025)
----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $         1,038   $           688
----------------------------------------------------------------------------
SHARES
    Shares sold                                        398               187
    Shares issued in reinvestment
    of distributions                                    --                --
    Shares redeemed                                   (351)             (149)
----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                  47                38
----------------------------------------------------------------------------

                                                      REIT FUND                      SMALL CAP GROWTH FUND
                                           ---------------------------------   ---------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
CLASS A*
AMOUNT
    Shares sold                            $           111   $            --   $            10   $            --
    Shares issued in reinvestment
    of distributions                                    --                --                --                --
    Shares redeemed                                     --                --                --                --
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $           111   $            --   $            10   $            --
----------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                          5                --                 1                --
    Shares issued in reinvestment
    of distributions                                    --                --                --                --
    Shares redeemed                                     --                --                --                --
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   5                --                 1                --
----------------------------------------------------------------------------------------------------------------

  * Class commenced operations on June 4, 2004.

                                                 REIT FUND (CONTINUED)
                                           ---------------------------------
                                                YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2004   AUGUST 31, 2003
CLASS B*
AMOUNT
    Shares sold                            $            10   $            --
    Shares issued in reinvestment
    of distributions                                    --                --
    Shares redeemed                                     --                --
----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $            10   $            --
----------------------------------------------------------------------------
SHARES
    Shares sold                                          1                --
    Shares issued in reinvestment
    of distributions                                    --                --
    Shares redeemed                                     --                --
----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   1                --
----------------------------------------------------------------------------

CLASS C*
AMOUNT
    Shares sold                            $            10   $            --
    Shares issued in reinvestment
    of distributions                                    --                --
    Shares redeemed                                     --                --
----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $            10   $            --
----------------------------------------------------------------------------
SHARES
    Shares sold                                          1                --
    Shares issued in reinvestment
    of distributions                                    --                --
    Shares redeemed                                     --                --
----------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                   1                --
----------------------------------------------------------------------------

* Class commenced operations on June 4, 2004.

                                                 REIT FUND (CONTINUED)         SMALL CAP GROWTH FUND (CONTINUED)
                                           ---------------------------------   ---------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
INSTITUTIONAL CLASS
AMOUNT
    Shares sold                            $        55,916   $        85,529   $       134,224   $        65,168
    Shares issued in reinvestment
    of distributions                                 5,801             9,562             1,491                --
    Shares redeemed                               (103,144)          (64,333)          (56,596)          (19,675)
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                     $       (41,427)  $        30,758   $        79,119   $        45,493
----------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                      3,016             5,774            13,142             9,117
    Shares issued in reinvestment
    of distributions                                   313               674               151                --
    Shares redeemed                                 (5,468)           (4,392)           (5,676)           (2,726)
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                              (2,139)            2,056             7,617             6,391
----------------------------------------------------------------------------------------------------------------

UNDISCOVERED MANAGERS FUNDS

FINANCIAL HIGHLIGHTS

CLASS A SHARES*

                                                               PER SHARE OPERATING PERFORMANCE:
                             ----------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                          -----------------------------------------    ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES IN
                              NET ASSET          NET       SECURITIES                   DIVIDENDS
                                 VALUE,   INVESTMENT            (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME     REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                              OF PERIOD       (LOSS)      UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04       $    19.21        (0.06)@          (2.09)        (2.15)           --              --              --

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04       $    27.33        (0.01)           (1.27)        (1.28)           --              --              --

REIT FUND
6/4/04 Through 8/31/04       $    18.88         0.05@            2.33          2.38            --              --              --

SMALL CAP GROWTH FUND
6/4/04 Through 8/31/04       $    10.12        (0.03)           (1.43)        (1.46)           --              --              --

  * Commencement of offerering of class of shares on June 4, 2004. @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END           TOTAL
                                 OF PERIOD          RETURN (a)(1)
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04       $       17.06          (11.19%)

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04       $       26.05           (4.68%)

REIT FUND
6/4/04 Through 8/31/04       $       21.26           12.61%

SMALL CAP GROWTH FUND
6/4/04 Through 8/31/04       $        8.66          (14.43%)

                                                               RATIOS/SUPPLEMENTAL DATA:
                             ----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                               ---------------------------------------------------------------------------
                                                                                                            NET INVESTMENT
                               NET ASSETS,                           NET                 EXPENSES             INCOME (LOSS)
                                    END OF                    INVESTMENT         WITHOUT WAIVERS,          WITHOUT WAIVERS,
                                    PERIOD          NET           INCOME           REIMBURSEMENTS           REIMBURSEMENTS
                             (IN THOUSANDS)    EXPENSES           (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04       $          18         1.65%           (1.45%)                 136.82%!!               (136.62%)!!

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04       $         283         1.60%           (0.63%)                  26.30%!!                (25.33%)!!

REIT FUND
6/4/04 Through 8/31/04       $         116         1.40%            0.97%                   51.41%!!                (49.04%)!!

SMALL CAP GROWTH FUND
6/4/04 Through 8/31/04       $           9         1.60%           (1.27%)                 142.07%!!               (141.74%)!!

                             RATIOS/SUPPLEMENTAL DATA:
                             ------------------------
                                   PORTFOLIO
                                    TURNOVER
                                        RATE (a)
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04                   161%

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04                    63%

REIT FUND
6/4/04 Through 8/31/04                    82%

SMALL CAP GROWTH FUND
6/4/04 Through 8/31/04                    58%

(1) Total return figures do not include the effect of any front-end or deferred sales loads.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES*

                                                               PER SHARE OPERATING PERFORMANCE:
                             ----------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                          -----------------------------------------    ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES IN
                              NET ASSET          NET       SECURITIES                   DIVIDENDS
                                 VALUE,   INVESTMENT            (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME     REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                              OF PERIOD       (LOSS)      UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04       $    19.21        (0.08)@          (2.09)        (2.17)           --              --              --

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04       $    27.33        (0.02)           (1.28)        (1.30)           --              --              --

REIT FUND
6/4/04 Through 8/31/04       $    18.88         0.08@            2.27          2.35            --              --              --

  * Commencement of offerering of class of shares on June 4, 2004. @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END    TOTAL
                                 OF PERIOD   RETURN (a)(1)
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04       $       17.04   (11.30%)

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04       $       26.03    (4.76%)

REIT FUND
6/4/04 Through 8/31/04       $       21.23    12.45%

                                                               RATIOS/SUPPLEMENTAL DATA:
                             ----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                               ---------------------------------------------------------------------------
                                                                                                            NET INVESTMENT
                               NET ASSETS,                           NET                 EXPENSES             INCOME (LOSS)
                                    END OF                    INVESTMENT         WITHOUT WAIVERS,          WITHOUT WAIVERS,
                                    PERIOD          NET           INCOME           REIMBURSEMENTS           REIMBURSEMENTS
                             (IN THOUSANDS)    EXPENSES           (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04       $           9         2.15%           (1.95%)                 137.40%!!               (137.20%)!!

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04       $         103         2.10%           (1.09%)                  54.76%!!                (53.75%)!!

REIT FUND
6/4/04 Through 8/31/04       $          11         1.90%            1.74%                  123.94%!!               (120.30%)!!

                             RATIOS/SUPPLEMENTAL DATA:
                             ------------------------
                                   PORTFOLIO
                                    TURNOVER
                                        RATE (a)
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04                   161%

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04                    63%

REIT FUND
6/4/04 Through 8/31/04                    82%

(1) Total return figures do not include the effect of any front-end or deferred sales loads.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES*

                                                               PER SHARE OPERATING PERFORMANCE:
                             ----------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                          -----------------------------------------    ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES IN
                              NET ASSET          NET       SECURITIES                   DIVIDENDS
                                 VALUE,   INVESTMENT            (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME     REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                              OF PERIOD       (LOSS)      UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04       $    19.21        (0.08)@          (2.09)        (2.17)           --              --              --

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04       $    27.33        (0.02)           (1.28)        (1.30)           --              --              --

REIT FUND
6/4/04 Through 8/31/04       $    18.88         0.08@            2.27          2.35            --              --              --

 * Commencement of offerering of class of shares on June 4, 2004.
 @ Calculated based upon average shares outstanding.
(a)Not annualized for periods less than one year.

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END    TOTAL
                                 OF PERIOD   RETURN (a)(1)
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04       $       17.04   (11.30%)

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04       $       26.03    (4.76%)

REIT FUND
6/4/04 Through 8/31/04       $       21.23    12.45%

                                                               RATIOS/SUPPLEMENTAL DATA:
                             ----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                               ---------------------------------------------------------------------------
                                                                                                            NET INVESTMENT
                               NET ASSETS,                           NET                 EXPENSES             INCOME (LOSS)
                                    END OF                    INVESTMENT         WITHOUT WAIVERS,          WITHOUT WAIVERS,
                                    PERIOD          NET           INCOME           REIMBURSEMENTS           REIMBURSEMENTS
                             (IN THOUSANDS)    EXPENSES           (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04       $          14         2.15%           (1.95%)                 117.48%!!               (117.28%)!!

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04       $         159         2.10%           (1.12%)                  27.38%!!                (26.40%)!!

REIT FUND
6/4/04 Through 8/31/04       $          11         1.90%            1.74%                  123.94%!!               (120.30%)!!

                             RATIOS/SUPPLEMENTAL DATA:
                             ------------------------
                                   PORTFOLIO
                                    TURNOVER
                                        RATE (a)
BEHAVIORAL GROWTH FUND
6/4/04 Through 8/31/04                   161%

BEHAVIORAL VALUE FUND
6/4/04 Through 8/31/04                    63%

REIT FUND
6/4/04 Through 8/31/04                    82%

(1) Total return figures do not include the effect of any front-end or deferred sales loads.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                                               PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                          ----------------------------------------    ------------------------------------------
                                                        NET GAINS OR
                              NET ASSET          NET   IN SECURITIES                   DIVIDENDS
                                 VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL          RETURN
                              OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS      OF CAPITAL
BEHAVIORAL GROWTH FUND
Year Ended 8/31/04           $    18.55        (0.22)@         (0.96)        (1.18)           --              --              --
Year Ended 8/31/03           $    12.21        (0.14)@          6.48          6.34            --              --              --
Year Ended 8/31/02           $    14.47        (0.16)@         (2.10)        (2.26)           --              --              --
Year Ended 8/31/01           $    30.40        (0.22)@        (14.57)       (14.79)           --            1.14              --
Year Ended 8/31/00           $    21.38        (0.28)@          9.30          9.02            --              --              --

BEHAVIORAL VALUE FUND
Year Ended 8/31/04           $    22.80        (0.12)           4.04          3.92            --            0.66              --
Year Ended 8/31/03           $    17.42        (0.12)@          6.84          6.72            --            1.34              --
Year Ended 8/31/02           $    21.06        (0.17)@         (3.20)        (3.37)           --            0.27              --
Year Ended 8/31/01           $    19.68        (0.13)@          1.51          1.38            --              --^             --
Year Ended 8/31/00           $    15.11        (0.06)@          5.33          5.27          0.06            0.64              --

REIT FUND
Year Ended 8/31/04           $    16.44         0.53@           4.84          5.37          0.55            0.04              --
Year Ended 8/31/03           $    15.33         0.49@           1.65          2.14          0.79            0.22            0.02
Year Ended 8/31/02           $    14.50         0.50@           0.80          1.30          0.41            0.06              --
Year Ended 8/31/01           $    12.47         0.52@           1.91          2.43          0.40              --              --
Year Ended 8/31/00           $    11.19         0.51@           1.26          1.77          0.49              --              --

SMALL CAP GROWTH FUND
Year Ended 8/31/04           $     9.37        (0.08)          (0.51)        (0.59)           --            0.11              --
Year Ended 8/31/03           $     6.05        (0.07)@          3.39          3.32            --              --              --
Year Ended 8/31/02           $     8.61        (0.09)@         (2.44)        (2.53)           --            0.03              --
10/2/00* Through 8/31/01     $    12.50        (0.08)@         (3.81)        (3.89)           --              --              --

  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
  ^ Amount is less than $0.005.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                    PER SHARE OPERATING PERFORMANCE:                     RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------    ------------------------------------------------
                                                                                              RATIOS TO AVERAGE NET ASSETS:#
                                                                                              ------------------------------
                                                                                 NET ASSETS,                             NET
                                                 NET ASSET                            END OF                      INVESTMENT
                                     TOTAL      VALUE, END          TOTAL             PERIOD             NET          INCOME
                             DISTRIBUTIONS       OF PERIOD         RETURN (a) (IN THOUSANDS)        EXPENSES          (LOSS)
BEHAVIORAL GROWTH FUND
Year Ended 8/31/04                      --   $       17.37          (6.36%)    $     116,342            1.30%          (1.14%)
Year Ended 8/31/03                      --   $       18.55          51.93%     $     104,018            1.30%          (0.97%)
Year Ended 8/31/02                      --   $       12.21         (15.62%)    $      64,968            1.30%          (1.16%)
Year Ended 8/31/01                    1.14   $       14.47         (49.63%)    $     106,195            1.30%          (1.16%)
Year Ended 8/31/00                      --   $       30.40          42.19%     $     263,268            1.30%          (0.97%)

BEHAVIORAL VALUE FUND
Year Ended 8/31/04                    0.66   $       26.06          17.38%     $      63,120            1.40%          (0.56%)
Year Ended 8/31/03                    1.34   $       22.80          41.56%     $      40,567            1.40%          (0.65%)
Year Ended 8/31/02                    0.27   $       17.42         (16.16%)    $      28,045            1.40%          (0.84%)
Year Ended 8/31/01                      --^  $       21.06           7.03%     $      34,828            1.40%          (0.66%)
Year Ended 8/31/00                    0.70   $       19.68          35.99%     $      21,015            1.40%          (0.35%)

REIT FUND
Year Ended 8/31/04                    0.59   $       21.22          33.22%     $     176,072            1.17%           2.83%
Year Ended 8/31/03                    1.03   $       16.44          15.14%     $     171,536            1.40%           3.27%
Year Ended 8/31/02                    0.47   $       15.33           9.27%     $     128,456            1.40%           3.40%
Year Ended 8/31/01                    0.40   $       14.50          19.83%     $      79,460            1.40%           3.90%
Year Ended 8/31/00                    0.49   $       12.47          17.18%     $      44,558            1.40%           4.51%

SMALL CAP GROWTH FUND
Year Ended 8/31/04                    0.11   $        8.67          (6.42%)    $     179,317            1.20%          (0.98%)
Year Ended 8/31/03                      --   $        9.37          54.88%     $     122,535            1.20%          (1.08%)
Year Ended 8/31/02                    0.03   $        6.05         (29.50%)    $      40,418            1.20%          (1.14%)
10/2/00* Through 8/31/01                --   $        8.61         (31.12%)    $      40,391            1.20%          (0.88%)


                                                RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS:#
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                 WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (a)
BEHAVIORAL GROWTH FUND
Year Ended 8/31/04                           1.43%                  (1.27%)           161%
Year Ended 8/31/03                           1.47%                  (1.14%)           129%
Year Ended 8/31/02                           1.49%                  (1.35%)            94%
Year Ended 8/31/01                           1.43%                  (1.29%)            97%
Year Ended 8/31/00                           1.44%                  (1.11%)            90%

BEHAVIORAL VALUE FUND
Year Ended 8/31/04                           1.76%                  (0.92%)            63%
Year Ended 8/31/03                           1.75%                  (1.00%)            84%
Year Ended 8/31/02                           1.65%                  (1.09%)            59%
Year Ended 8/31/01                           1.69%                  (0.95%)            36%
Year Ended 8/31/00                           2.31%                  (1.26%)            54%

REIT FUND
Year Ended 8/31/04                           1.50%                   2.50%             82%
Year Ended 8/31/03                           1.48%                   3.19%             36%
Year Ended 8/31/02                           1.50%                   3.30%             33%
Year Ended 8/31/01                           1.63%                   3.67%             29%
Year Ended 8/31/00                           1.90%                   4.01%             64%

SMALL CAP GROWTH FUND
Year Ended 8/31/04                           1.38%                  (1.16%)            58%
Year Ended 8/31/03                           1.44%                  (1.32%)            79%
Year Ended 8/31/02                           1.54%                  (1.48%)           133%
10/2/00* Through 8/31/01                     1.83%                  (1.51%)           127%

SEE NOTES TO FINANCIAL STATEMENTS.

INVESTOR CLASS SHARES

                                                               PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                          ----------------------------------------    ------------------------------------------
                                                           NET GAINS
                                                          OR LOSS IN
                              NET ASSET          NET      SECURITIES                   DIVIDENDS
                                 VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                              OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
BEHAVIORAL GROWTH FUND
Year Ended 8/31/04           $    18.27        (0.28)@         (0.93)        (1.21)           --              --              --
Year Ended 8/31/03           $    12.07        (0.18)@          6.38          6.20            --              --              --
Year Ended 8/31/02           $    14.32        (0.21)@         (2.04)        (2.25)           --              --              --
Year Ended 8/31/01           $    30.21        (0.28)@        (14.47)       (14.75)           --            1.14            1.14
Year Ended 8/31/00           $    21.31        (0.38)@          9.28          8.90            --              --              --

@  Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------  ----------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                                                     ------------------------------
                                                                  NET ASSETS,                                 NET
                                  NET ASSET                            END OF                          INVESTMENT
                                 VALUE, END         TOTAL              PERIOD                 NET          INCOME
                                  OF PERIOD        RETURN      (IN THOUSANDS)            EXPENSES          (LOSS)
BEHAVIORAL GROWTH FUND
Year Ended 8/31/04            $       17.06         (6.62%)     $      10,354               1.65%          (1.48%)
Year Ended 8/31/03            $       18.27         51.37%      $      10,230               1.65%          (1.32%)
Year Ended 8/31/02            $       12.07        (15.71%)     $       6,301               1.65%          (1.51%)
Year Ended 8/31/01            $       14.32        (49.82%)     $       8,114               1.65%          (1.51%)
Year Ended 8/31/00            $       30.21         41.76%      $      19,077               1.65%          (1.32%)

                                                RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS:
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                 WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (a)
BEHAVIORAL GROWTH FUND
Year Ended 8/31/04                           1.84%                  (1.67%)           161%
Year Ended 8/31/03                           1.82%                  (1.49%)           129%
Year Ended 8/31/02                           1.84%                  (1.70%)            94%
Year Ended 8/31/01                           1.78%                  (1.64%)            97%
Year Ended 8/31/00                           1.82%                  (1.49%)            90%

SEE NOTES TO FINANCIAL STATEMENTS.

UNDISCOVERED MANAGERS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Undiscovered Managers Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund and UM Small Cap Growth Fund (hereafter collectively referred to as the "Funds") at August 31, 2004, the results of each of their operations and the changes in each of their net assets for the year then ended and the financial highlights of the year or period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights for each of the periods ended August 31, 2003 were audited by other independent auditors whose report, dated October 17, 2003, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2004

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2004
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2004, and continued to hold your shares at the end of the reporting period, August 31, 2004.

ACTUAL EXPENSES

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                              EXPENSES PAID
                                           BEGINNING             ENDING       DURING PERIOD
                                      ACCOUNT VALUE,     ACCOUNT VALUE,          MARCH 1 TO        ANNUALIZED
                                       MARCH 1, 2004    AUGUST 31, 2004     AUGUST 31, 2004*    EXPENSE RATIO
BEHAVIORAL GROWTH FUND
CLASS A
     Actual period return                  $   1,000          $     850           $    7.67              1.65%
     Hypothetical                          $   1,000          $   1,017           $    8.36              1.65%
CLASS B
     Actual period return                  $   1,000          $     849           $    9.99              2.15%
     Hypothetical                          $   1,000          $   1,014           $   10.89              2.15%
CLASS C
     Actual period return                  $   1,000          $     849           $    9.99              2.15%
     Hypothetical                          $   1,000          $   1,014           $   10.89              2.15%
INSTITUTIONAL
     Actual period return                  $   1,000          $     851           $    6.05              1.30%
     Hypothetical                          $   1,000          $   1,022           $    6.60              1.30%
INVESTOR
     Actual period return                  $   1,000          $     850           $    7.67              1.65%
     Hypothetical                          $   1,000          $   1,021           $    8.36              1.65%

BEHAVIORAL VALUE FUND
CLASS A
     Actual period return                  $   1,000          $     925           $    7.74              1.60%
     Hypothetical                          $   1,000          $   1,021           $    8.11              1.60%
CLASS B
     Actual period return                  $   1,000          $     924           $   10.16              2.10%
     Hypothetical                          $   1,000          $   1,020           $   10.63              2.10%
CLASS C
     Actual period return                  $   1,000          $     924           $   10.16              2.10%
     Hypothetical                          $   1,000          $   1,020           $   10.63              2.10%
INSTITUTIONAL
     Actual period return                  $   1,000          $     925           $    6.78              1.40%
     Hypothetical                          $   1,000          $   1,015           $    7.10              1.40%

                                                                              EXPENSES PAID
                                           BEGINNING             ENDING       DURING PERIOD
                                      ACCOUNT VALUE,     ACCOUNT VALUE,          MARCH 1 TO        ANNUALIZED
                                       MARCH 1, 2004    AUGUST 31, 2004     AUGUST 31, 2004*    EXPENSE RATIO
REIT FUND
CLASS A
     Actual period return                  $   1,000          $   1,088           $    7.35              1.40%
     Hypothetical                          $   1,000          $   1,018           $    7.10              1.40%
CLASS B
     Actual period return                  $   1,000          $   1,087           $    9.97              1.90%
     Hypothetical                          $   1,000          $   1,015           $    9.63              1.90%
CLASS C
     Actual period return                  $   1,000          $   1,087           $    9.97              1.90%
     Hypothetical                          $   1,000          $   1,015           $    9.63              1.90%
INSTITUTIONAL
     Actual period return                  $   1,000          $   1,089           $    6.14              1.17%
     Hypothetical                          $   1,000          $   1,019           $    5.94              1.17%

SMALL CAP GROWTH FUND
CLASS A
     Actual period return                  $   1,000          $     777           $    7.15              1.60%
     Hypothetical                          $   1,000          $   1,017           $    8.11              1.60%
INSTITUTIONAL
     Actual period return                  $   1,000          $     778           $    5.36              1.20%
     Hypothetical                          $   1,000          $   1,019           $    6.09              1.20%

* Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

                               POSITIONS                                               NUMBER OF             OTHER
                               HELD WITH                       PRINCIPAL               PORTFOLIOS IN         DIRECTORSHIPS
                               EACH           TERM OF OFFICE   OCCUPATIONS             JPMORGAN FUND         HELD OUTSIDE
NAME, CONTACT ADDRESS          JPMORGAN       AND LENGTH OF    DURING PAST             COMPLEX(1) OVERSEEN   JPMORGAN FUND
AND YEAR OF BIRTH              TRUST          TIME SERVED      5 YEARS                 BY TRUSTEE            COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;          Trustee        Since 2004       Retired; Vice           70                    None
522 Fifth Avenue,                                              President and
New York, NY 10036;                                            Treasurer of
1941                                                           Ingersoll-Rand
                                                               Company
                                                               (manufacturer of
                                                               industrial
                                                               equipment) (1972 -
                                                               2000)

Roland R. Eppley, Jr.;         Trustee        Since 2004       Retired                 70                    Director, Janel
522 Fifth Avenue,                                                                                            Hydro, Inc.
New York, NY 10036;                                                                                          (Automotive)
1932                                                                                                         (1993-present)

Ann Maynard Gray;              Trustee        Since 2004       Vice President of       70                    Director of Duke
522 Fifth Avenue,                                              Capital Cities/ABC,                           Energy Corporation
New York, NY 10036;                                            Inc.                                          (1997-present);
1945**                                                         (communications)                              Director of Elan
                                                               (1986-1998)                                   Corporation, Plc
                                                                                                             (pharmaceuticals)
                                                                                                             (2001-present);
                                                                                                             Director of The
                                                                                                             Phoenix Companies
                                                                                                             (wealth management
                                                                                                             services)
                                                                                                             (2002-present)

Matthew Healey;                Trustee        Since 2004       Retired; Chief          70                    None
522 Fifth Avenue,                                              Executive Officer of
New York, NY 10036;                                            certain J.P. Morgan
1937                                                           Fund Trusts
                                                               (1982-2001)

Fergus Reid, III;              Trustee and    Since 2004       Chairman of Lumelite    70                    Trustee of Morgan
522 Fifth Avenue,              Chairman of                     Corporation (plastics                         Stanley Funds 209
New York, NY 10036;            the Board of                    manufacturing) (2003                          portfolios)
1932                           Trustees                        -Present) Chairman                            (1995-present)
                                                               and CEO of Lumelite
                                                               Corporation
                                                               (1985-2002)

James J. Schonbachler;         Trustee        Since 2004       Retired; Managing       70                    None
522 Fifth Avenue,                                              Director of Bankers
New York, NY 10036;                                            Trust Company,
1943                                                           (financial services)
                                                               (1968-1998)

                               POSITIONS                                               NUMBER OF             OTHER
                               HELD WITH                       PRINCIPAL               PORTFOLIOS IN         DIRECTORSHIPS
                               EACH           TERM OF OFFICE   OCCUPATIONS             JPMORGAN FUND         HELD OUTSIDE
NAME, CONTACT ADDRESS          JPMORGAN       AND LENGTH OF    DURING PAST             COMPLEX(1) OVERSEEN   JPMORGAN FUND
AND YEAR OF BIRTH              TRUST          TIME SERVED      5 YEARS                 BY TRUSTEE            COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S) (CONTINUED)

Robert J. Higgins;             Trustee        Since 2004       Director of             70                    Director of
522 Fifth Avenue,                                              Administration of                             Providian Financial
New York, NY 10036;                                            the State of Rhode                            Corp. (banking)
1945                                                           Island (2003-                                 (2002-present)
                                                               Present); President -
                                                               Consumer Banking
                                                               and Investment
                                                               Services Fleet
                                                               Boston Financial
                                                               (1971-2002)

Dr. Matthew Goldstein;         Trustee        Since 2004       Chancellor of the       70                    Director of National
522 Fifth Avenue,                                              City University of                            Financial Partners
New York, NY 10036;                                            New York, since                               (financial services
1941                                                           September 1, 1999;                            distributor)
                                                               President, Adelphi                            (2003-present);
                                                               University New York)                          Trustee of
                                                               (1998-1999).                                  Bronx-Lebanon
                                                                                                             Hospital Center
                                                                                                             (1992-present);
                                                                                                             Director of New Plan
                                                                                                             Excel Realty Trust,
                                                                                                             Inc. (real estate
                                                                                                             investment trust)
                                                                                                             (2000-present);
                                                                                                             Director of Lincoln
                                                                                                             Center Institute for
                                                                                                             the Arts in
                                                                                                             Education
                                                                                                             (1999-present).

William G. Morton, Jr.;        Trustee        Since 2004       Chairman Emeritus       70                    Director of Radio
522 Fifth Avenue,                                              (2001 - 2002), and                            Shack Corporation
New York, NY 10036;                                            Chairman and Chief                            (electronics)
1937                                                           Executive Officer,                            (1987-present);
                                                               Boston Stock                                  Director of The
                                                               Exchange (1985 -                              Griswold Company
                                                               2001).                                        (securities
                                                                                                             brokerage)
                                                                                                             (2002-2004);
                                                                                                             Director of The
                                                                                                             National Football
                                                                                                             Foundation and
                                                                                                             College Hall of Fame
                                                                                                             (1994-present);
                                                                                                             Trustee of the
                                                                                                             Berklee College of
                                                                                                             Music
                                                                                                             (1998-present);
                                                                                                             Trustee of the
                                                                                                             Stratton Mountain
                                                                                                             School
                                                                                                             (2001-present).

                               POSITIONS                                               NUMBER OF             OTHER
                               HELD WITH                       PRINCIPAL               PORTFOLIOS IN         DIRECTORSHIPS
                               EACH           TERM OF OFFICE   OCCUPATIONS             JPMORGAN FUND         HELD OUTSIDE
NAME, CONTACT ADDRESS          JPMORGAN       AND LENGTH OF    DURING PAST             COMPLEX(1) OVERSEEN   JPMORGAN FUND
AND YEAR OF BIRTH              TRUST          TIME SERVED      5 YEARS                 BY TRUSTEE            COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Leonard M. Spalding*           Trustee        Since 2004       Retired; Chief          70                    None
522 Fifth Avenue,                                              Executive Officer of
New York, NY 10036;                                            Chase Mutual Funds
1935                                                           (investment company)
                                                               (1989-1998);
                                                               President and Chief
                                                               Executive Officer of
                                                               Vista Capital
                                                               Management
                                                               (investment
                                                               management)
                                                               (1990-1998); Chief
                                                               Investment Executive
                                                               of Chase Manhattan
                                                               Private Bank
                                                               (investment
                                                               management)
                                                               (1990-1998).

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase & Co stock.

 ** Dana Maynard Gray, the daughter of Ann Maynard Gray, became employed with
    JPMorgan Securities, Inc., as an Associate Analyst, on May 3, 2004.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

                        POSITIONS HELD             TERM OF OFFICE
NAME, CONTACT ADDRESS   WITH EACH                  AND LENGTH OF    PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH       JPMORGAN TRUST             TIME SERVED      DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
George C.W. Gatch;      President                  Since 2004       Managing Director, JPMIM; Head of J.P. Morgan Fleming's
522 Fifth Avenue,                                                   U.S. Mutual Funds and Financial Intermediaries Business
New York, NY 10036;                                                 ("FFI"); he has held numerous positions throughout the
1962                                                                firm in business management, marketing and sales.

Robert L. Young;        Senior Vice President      Since 2004       Mr. Young joined Banc One Investment Advisors
522 Fifth Avenue,                                                   Corporation in 1996 and in 1999 he became Vice
New York, NY 10036;                                                 President and Treasurer of One Group Administrative
1963                                                                Services, Inc. and One Group Dealer Services, Inc. and in
                                                                    2001, Mr. Young became COO of the One Group Mutual Funds.

Patricia A. Maleski;    Vice President and Chief   Since 2004       Vice President, JPMIM, head of FFI and U.S. Institutional
522 Fifth Avenue,       Administrative Officer                      Funds Administration and Board Liaison. Prior to joining
New York, NY 10036;                                                 JPMorgan in 2001, she was the Vice President of Finance
1960                                                                for the Pierpont Group, Inc., a service provider to the
                                                                    board of trustees of the heritage JPMorgan Funds.

Wayne H. Chan;          Vice President and         Since 2004       Vice President and Assistant General Counsel, JPMIM,
522 Fifth Avenue,       Assistant Secretary                         since September 2002; Mr. Chan was an associate at the
New York, NY 10036;                                                 law firm of Shearman and Sterling from May 2001 through
1965                                                                September 2002; Swidler Berlin Shereff Friedman LLP from
                                                                    June 1999 through May 2001 and Whitman Breed Abbott &
                                                                    Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey     Treasurer                  Since 2004       Director of Mutual Fund Administration, One Group
522 Fifth Avenue,                                                   Administrative Services, since January 2004; Ms. Dorsey
New York, NY 10036;                                                 worked for Bank One Corporation from January 2003 to
1969                                                                January 2004; Prior to joining Bank One Corporation, she
                                                                    held various positions at PricewaterhouseCoopers LLP from
                                                                    September 1992.

Jessica K. Ditullio     Assistant Secretary        Since 2004       From August 1990 to present, she held various attorney
522 Fifth Avenue,                                                   positions for Bank One Corporation (now known as
New York, NY 10036;                                                 JPMorgan Chase & Co.)
1963

Nancy E. Fields         Assistant Secretary        Since 2004       From October 1999 to present, Director, Mutual Fund
522 Fifth Avenue,                                                   Administration, One Group Administrative Services, Inc.
New York, NY 10036;                                                 and Senior Project Manager, Mutual Funds, One Group
1949                                                                Dealer Services, Inc. From July 1999 to October 1999,
                                                                    Project Manager, One Group, Banc One Investment Advisors
                                                                    Corporation.

Alaina Metz             Assistant Secretary        Since 2004       Chief Administrative Officer of BISYS Fund Services, Inc.;
3435 Stelzer Rd.                                                    formerly, Supervisor of the Blue Sky Department of
Columbus, OH 43219                                                  Alliance Capital Management, L.P.
1967

Martin R. Dean          Assistant Treasurer        Since 2004       Vice President of Regulatory Services of BISYS Fund
3435 Stelzer Rd.                                                    Services, Inc.
Columbus, OH 43219
1963

                        POSITIONS HELD             TERM OF OFFICE
NAME, CONTACT ADDRESS   WITH EACH                  AND LENGTH OF    PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH       JPMORGAN TRUST             TIME SERVED      DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Arthur A. Jensen        Assistant Treasurer        Since 2004       Vice President of Financial Services of BISYS Fund
3435 Stelzer Rd.                                                    Services, Inc. since June 2001; formerly Section Manager
Columbus, OH 43219                                                  of Northern Trust Company and Accounting Supervisor at
1966                                                                Allstate Insurance Company.

Christopher D. Walsh    Assistant Treasurer        Since 2004       Vice President, JPMIM; Mr. Walsh manages all aspects of
522 Fifth Avenue,                                                   institutional and retail mutual fund administration and
New York, NY 10036;                                                 vendor relationships within the mutual funds,
1965                                                                commingled/Erisa funds, 3C-7 funds, hedge funds and
                                                                    LLC products. Prior to joining JPMorgan in 2000, he was a
                                                                    director from 1996 to 2000 of Mutual Fund Administration
                                                                    at Prudential Investments.

Paul M. DeRusso         Assistant Treasurer        Since 2004       Vice President, JPMIM; Manager of the Budgeting and
522 Fifth Avenue,                                                   Expense Group of Funds Administration Group.
New York, NY 10036;
1954

Mary D. Squires         Assistant Treasurer        Since 2004       Vice President, JPMIM; Ms. Squires has held numerous
522 Fifth Avenue,                                                   financial and operations positions supporting the J.P.
New York, NY 10036;                                                 Morgan Chase organization complex.
1955

Stephen M. Ungerman     Chief Compliance Officer   Since 2004       Vice President, JPMIM; Fund Administration - Pooled
522 Fifth Avenue,                                                   Vehicles; prior to joining JPMorgan Chase in 2000, he held
New York, NY 10036;                                                 a number of positions in Prudential Financial's asset
1953                                                                management business, including Assistant General
                                                                    Counsel, Tax Director and Co-head of Fund
                                                                    Administration; Mr. Ungerman also served as Assistant
                                                                    Treasurer for all mutual funds managed by Prudential.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER (UNAUDITED)

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND ("BGF")
UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND ("BVF")
UNDISCOVERED MANAGERS REIT FUND ("RF")
UM SMALL CAP GROWTH FUND ("SCGF")

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended August 31, 2004. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2004. The information necessary to complete your income tax returns for the calendar year ending December 31, 2004 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the dividends received deduction and the dollar amount of long-term capital gains distributed by the Funds for the fiscal year ended August 31, 2004.

                             DIVIDENDS                   LONG-TERM
                              RECEIVED               CAPITAL GAINS
                             DEDUCTION               DISTRIBUTIONS
FUND
BGF                                 --                 $        --
BVF                              24.81%                  1,155,668
RF                                  --                   4,746,367
SCGF                              6.27%                  1,059,358

For the fiscal year ended August 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at the maximum rate of 15%. Complete information will be reported in conjunction with your 2004 1099-DIV.

For the fiscal year ended August 31, 2004, SCGF had 34.27% of its ordinary income distributions treated as qualified dividend income.

For the fiscal year ended August 31, 2004, RF intends to designate the maximum amount of its ordinary income distributions as qualified dividend income.

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS
Capital Growth Fund
Disciplined Equity Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Trust Small Cap Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS
Fleming Asia Equity Fund
Fleming Emerging Markets Equity Fund
Fleming Intrepid European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund

SPECIALTY FUNDS
Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

UNDISCOVERED MANAGERS FUNDS
Behavioral Growth Fund
Behavioral Value Fund
REIT Fund
Small Cap Growth Fund

               Funds may be registered under separate registrants.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

INVESTORS SHOULD CAREFULLY READ THE FUNDS' PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND'S PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorgan.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center                                  PRSRT STD
     6112 W. 73rd Street                                          U.S. POSTAGE
    Bedford Park, IL 60638                                           PAID
                                                                  PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved. August 2004.    AN-UM-804

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS.

THE REGISTRANT WILL PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF THE CODE OF ETHICS. A REQUEST MAY BE MADE BY CALLING 1-800-348-4782.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                    (i) Has at least one audit committee financial expert serving on its audit committee; or

                    (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

         (2) If the registrant provides the disclosure required by paragraph
              (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                    (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

THE AUDIT COMMITTEE FINANCIAL EXPERT IS WILLIAM ARMSTRONG. HE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

         (3) If the registrant provides the disclosure required by paragraph
              (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,000 in 2003 and $239,325 in 2004.

(b) AUDIT-RELATED FEES. There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were $0 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) TAX FEES. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $14,000 in 2003 and $28,000 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003.

(d) ALL OTHER FEES. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, other than the services reported above.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. In addition to pre-approving any services to be provided by the Auditor to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by the Auditor and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. The Chairman of the Audit Committee has been given the authority to pre-approve permissible non-audit services.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $13,500 in 2002 and $0 in 2003.

(h) AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
         Schedule 14A (17 CFR 240.14a-101), or this Item.

 THE COMMITTEE SHALL REVIEW NOMINEES RECOMMENDED TO THE BOARD BY SHAREHOLDERS AND SHALL EVALUATE SUCH NOMINEES IN THE SAME MANNER AS IT EVALUATES NOMINEES IDENTIFIED BY THE COMMITTEE.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

         (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - SEE ITEM 2 ABOVE.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.
                                       4

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    Undiscovered Managers Funds
            --------------------------------------------------------------------

By (Signature and Title)*         /s/ Stephanie J. Dorsey
                         -------------------------------------------------------
                                Stephanie J. Dorsey, Treasurer

Date                              November 5, 2004
    ----------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Stephanie J. Dorsey
                         -------------------------------------------------------
                                Stephanie J. Dorsey, Treasurer

Date                                 November 5, 2004
    ----------------------------------------------------------------------------

By (Signature and Title)*         /s/ George C.W. Gatch
                         -------------------------------------------------------
                                George C.W. Gatch, President

Date                                 November 9, 2004
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.

                                       6